UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number
811-22328

Columbia Seligman Premium Technology Growth Fund, Inc.

(Exact name of registrant as specified in charter)

290 Congress Street, Boston, MA 02210

(Address of principal executive offices) (Zip code)

Daniel J. Beckman
c/o Columbia Management Investment Advisers, LLC
290 Congress Street
Boston, MA 02210

Ryan C. Larrenaga, Esq.
c/o Columbia Management Investment Advisers, LLC
290 Congress Street
Boston, MA 02210

(Name and address of agent for service)

Registrant's telephone number, including area code:
(800) 345-6611

Date of fiscal year end:
Last Day of December

Date of reporting period:
December 31, 2024

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100  F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Columbia Seligman Premium
Technology Growth Fund, Inc.
Annual Report
December 31, 2024

Not FDIC or NCUA Insured	No Financial Institution Guarantee	May Lose Value

(Unaudited)
Under the managed distribution policy of Columbia Seligman Premium Technology Growth Fund, Inc. (the Fund) and subject to the approval of the Fund’s Board of Directors (the Board), the Fund expects to make quarterly cash distributions (in February,
May, August and November) to holders of common stock (Common Stockholders). On December 6, 2024, the Fund declared a special fourth quarter distribution, beyond its typical quarterly managed distribution policy, in the amount of $3.2669 per share. A federal excise tax of 4% applies to funds that do not distribute substantially all of their annual income (including net gains) before the end of the calendar year. The Fund’s income for 2024 exceeded the amounts previously distributed pursuant to the Fund’s quarterly managed distribution policy. As a result, the Fund distributed this excess income so that it will not incur the 4% federal excise tax in 2024. The Fund’s most recent distribution under its managed distribution policy
(paid on February 25, 2025) amounted to $0.4625 per share, which is equal to a quarterly rate of 1.4062% (5.62%
annualized) of the Fund’s market price of $32.89 per share as of January 31, 2025.  You should not draw any conclusions about the Fund’s investment performance from the amount of the distributions or from the terms of the Fund’s managed distribution policy. Historically, the Fund has at times distributed more than its income and net realized capital gains, which has resulted in Fund distributions substantially consisting of return of capital or other capital source. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or
‘income’. The Fund’s Board may determine in the future that the Fund’s managed distribution policy and the amount or timing of the distributions should not be continued in light of changes in the Fund’s portfolio holdings, market or other conditions or factors, including that the distribution rate under such policy may not be dependent upon the amount of the Fund’s earned income or realized capital gains. The Board could also consider amending or terminating the current managed distribution policy because of potential adverse tax consequences associated with maintaining the policy. In certain situations, returns of capital could be taxable for federal income tax purposes, and all or a portion of the Fund’s capital loss carryforwards from prior years, if any, could effectively be forfeited. The Board may amend or terminate the Fund’s managed distribution policy at any time without prior notice to Fund stockholders; any such change or termination may have an adverse effect on the market price of the Fund’s shares.
See Notes to Financial Statements for additional information related to the Fund’s managed distribution policy.
Columbia Seligman Premium Technology Growth Fund, Inc.  | 2024

Columbia Seligman Premium Technology Growth Fund, Inc. (the Fund) mails one stockholder report to each stockholder address. If you would like more than one report, please call shareholder services at 800.937.5449 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures that can be found by visiting
columbiathreadneedleus.com/investor/
. Information regarding how the Fund voted
proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting
columbiathreadneedleus.com/investor/
; or searching the website of
the SEC at
sec.gov
.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on
Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at
sec.gov
. The Fund’s complete schedule
of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.937.5449.
Additional Fund information
For more information, go online to
columbiathreadneedleus.com/investor/
; or call Equiniti Trust Company, LLC, the Fund’s
Stockholder Servicing and Transfer Agent, at 866.666.1532. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund transfer agent
Equinity Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219
Columbia Seligman Premium Technology Growth Fund, Inc. | 2024

Fund at a Glance
(Unaudited)
Portfolio management
Paul Wick
Lead Portfolio Manager
Managed Fund since 2009
Braj Agrawal
Co-Portfolio Manager
Managed Fund since 2010
Christopher Boova
Co-Portfolio Manager
Managed Fund since 2016
Jeetil Patel
Technology Team Member
Managed Fund since 2015
Vimal Patel
Technology Team Member
Managed Fund since 2018
Shekhar Pramanick
Technology Team Member
Managed Fund since 2018

Average Annual Total Returns (%)
	1 year	5 years	10 years
Market Price	17.72	17.82	17.29
Net Asset Value	27.61	17.86	18.05
S&P North American Technology Sector Index	36.08	21.06	20.70
Russell 3000 ® Index (a)	23.81	13.86	12.55

(a)
Effective August 1, 2024, the Fund compares its performance to the Russell 3000
®
Index, a broad-based
performance index. The Fund’s performance also continues to be compared to its prior benchmark, which management believes more closely represents the market sectors and/or asset classes in which the Fund primarily invests.

Past performance does not guarantee future performance. Performance does not reflect the deduction of taxes that a stockholder may pay on fund distributions or on the sale of fund shares. Performance results reflect the effect of any fee waivers / expense reimbursements, if applicable. All results shown assume reinvestment of distributions. Visit
columbiathreadneedleus.com/investment-products/closed-end-funds for more recent performance
information.
Returns reflect changes in market price or net asset value, as applicable, and assume reinvestment of distributions. Returns do not reflect the deduction of taxes that investors may pay on distributions or the sale of shares.

Price Per Share
	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
Market Price ($)	31.95	33.49	33.29	31.87
Net Asset Value ($)	31.84	32.63	32.61	31.25

Distributions Paid Per Common Share
Payable Date	Per Share Amount ($)
January 23, 2024	0.2669 (a)
February 27, 2024	0.4625
May 21, 2024	0.4625
August 27, 2024	0.4625
November 26, 2024	0.4625
January 21, 2025	3.2669 (b)
(a) The Fund paid this special 2023 fourth quarter distribution beyond its typical quarterly managed distribution policy to stockholders of record on December 18, 2023.
(b) The Fund paid this special 2024 fourth quarter distribution beyond its typical quarterly managed distribution policy to stockholders of record on December 16, 2024.
The net asset value of the Fund’s shares may not always correspond to the market price of such shares. Common stock of many closed-end funds frequently trade at a discount from their net asset value. The Fund is subject to stock market risk, which is the risk that stock prices overall will decline over short or long periods, adversely affecting the value of an investment in the Fund.

Columbia Seligman Premium Technology Growth Fund, Inc.  | 2024

Fund at a Glance
 (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (
December 31, 2014
—
December 31, 2024
)

The chart above shows the change in value of a hypothetical $10,000 investment in Columbia Seligman Premium Technology Growth Fund, Inc. during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the sale of Fund shares.
The tables below show the investment makeup of the Fund represented as a percentage of Fund net assets as of
December 31, 2024. Derivatives are excluded from the tables unless otherwise noted. The Fund’s portfolio composition is subject to change.

Top Holdings
Broadcom, Inc.	6.7%
NVIDIA Corp.	5.9%
Microsoft Corp.	5.1%
Apple, Inc.	5.0%
Lam Research Corp.	4.7%
Alphabet, Inc., Class A	4.6%
Bloom Energy Corp., Class A	4.3%
eBay, Inc.	3.3%
Global Payments, Inc.	3.2%
Meta Platforms, Inc., Class A	2.9%

Equity Sector Allocation
Information Technology	74.2%
Communication Services	14.7%
Financials	7.4%
Consumer Discretionary	5.6%
Industrials	5.3%

Information Technology Sub-industry Allocation
Semiconductors	23.9%
Systems Software	13.0%
Technology Hardware, Storage & Peripherals	10.1%
Semiconductor Materials & Equipment	9.8%
Application Software	8.3%
Communications Equipment	4.6%
Internet Services & Infrastructure	2.5%
Electronic Equipment & Instruments	1.2%
Other	0.8%
Columbia Seligman Premium Technology Growth Fund, Inc.  | 2024

Manager Discussion of Fund Performance
(Unaudited)
Top Performance Contributors
Stock selection |
Selections in the IT services, technology hardware storage & peripherals and communications equipment industries contributed to the Fund’s return relative to the benchmark.
Allocations |
Allocations to the semiconductors & semiconductor equipment industry contributed positively to performance relative to the benchmark.  Underweight allocations to the software, IT services and electronic equipment instruments and components industries contributed positively to performance relative to the benchmark.
Individual holdings |
Positions in Broadcom, Inc., a developer, manufacturer, and global supplier of semiconductors;
Microsoft Corp., a developer of software solutions; GoDaddy, Inc, a domain registrar and web hosting company; Semtech
Corporation, a supplier of analog and mixed-signal semiconductors and Cisco Systems, Inc., a communications technology company all contributed to performance relative to the fund’s benchmark.
Top Performance Detractors
Stock selection |
Selections in the semiconductors & semiconductor equipment industry as well as the software and electronic equipment instruments and components industry detracted from performance relative to the benchmark.
Allocations |
An off-benchmark allocation to the specialized REITs and ground transportation industry detracted from the
Fund’s performance relative to the benchmark as well as an allocation to the financial services industry.
Individual holdings |
Positions in NVIDIA Corp., a developer and distributor of semiconductor chips; Synaptics, Inc, a developer of computer-to-human interface devices; Dropbox, Inc., a company offering cloud storage Global Payments, Inc., a provider of payment services to merchants and Western Digital Corp., a data storage company all detracted from performance relative to the Fund’s benchmark during the year.

Columbia Seligman Premium Technology Growth Fund, Inc.  | 2024

Fund Investment Objective, Strategies, Policies and
Principal Risks
(Unaudited)
Fund Investment Objective
The Fund’s investment objective is to seek growth of capital and current income. The Fund’s investment objective is non-fundamental and may be changed by the Board without approval of the Fund’s stockholders.
Fund Investment Strategies and Policies
Under normal market conditions, the Fund invests at least 80% of its “Managed Assets” (as defined below) in a portfolio of equity securities of technology and technology-related companies that Columbia Management Investment Advisers, LLC (the
Investment Manager) believes offer attractive opportunities for capital appreciation. Under normal market conditions, the
Fund’s investment program consists primarily of (i) investing in a portfolio of common stocks of technology and technology-related companies that seeks to exceed the total return, before fees and expenses, of the S&P North American Technology
Sector Index (described further below) and (ii) writing call options on the NASDAQ 100 Index
®
, an unmanaged index of the
100 largest non-financial domestic and international companies listed on the NASDAQ Stock Market based on market capitalization, or an exchange-traded fund (ETF) equivalent (the NASDAQ 100) on a month-to-month basis, with an aggregate notional amount typically ranging from 0%-90% of the underlying value of the Fund’s holdings of common stock (the
Rules-based Option Strategy, as further described below). The Fund expects to generate current income from premiums received from writing call options on the NASDAQ 100. The Fund concentrates its investments in technology and technology-related stocks. The Fund may invest in companies of any size, including small-, mid-, and large-cap companies, as well as foreign companies.
Technology and technology-related companies in which the Fund invests are companies operating in the information technology and communications services sectors, as well as other related industries, applying a global industry classification standard, as it may be amended from time to time, to determine industry/sector classifications. These related industry companies may also include companies operating in the consumer discretionary and healthcare sectors, particularly those that are principally engaged in offering or developing products, processes, or services that benefit significantly from technological advances and improvements. By way of example, technology and technology-related companies may include semiconductor, semiconductor equipment, technology hardware, storage and peripherals, software, communication equipment and services, electronic equipment and instruments, internet services and infrastructure, media, health care equipment and supplies, and medical technology companies. The Fund tends to focus its technology and technology-related investments on companies in the information technology sector and/or the semiconductor and semiconductor equipment industry.
In determining the level (i.e., 0% to 90%) of call options to be written on the NASDAQ 100, the Investment Manager’s
Rules-based Option Strategy is based on the CBOE NASDAQ-100 Volatility Index
SM
(the VXN Index). The VXN Index measures
the market’s expectation of 30-day volatility implicit in the prices of near-term NASDAQ 100 Index options. The VXN Index, which is quoted in percentage points (e.g., 19.36), is a leading barometer of investor sentiment and market volatility relating to the NASDAQ 100 Index. In general, the Investment Manager intends to write more call options when market volatility, as represented by the VXN Index, is high (and premiums received for writing the option are high) and write fewer call options when market volatility, as represented by the VXN Index, is low (and premiums for writing the option are low).
The Fund’s Rules-based Option Strategy with respect to writing call options is as follows:

When the VXN Index is:	Aggregate Notional Amount of Written Call Options as a Percentage of the Fund’s Holdings in Common Stocks
17 or less	25%
Greater than 17, but less than 18	Increase up to 50%
At least 18, but less than 33	50%
At least 33, but less than 34	Increase up to 90%
At least 34, but less than 55	90%
At 55 or greater	0% to 90%
Columbia Seligman Premium Technology Growth Fund, Inc.  | 2024

Fund Investment Objective, Strategies, Policies and
Principal Risks
 (continued)
(Unaudited)
In addition to the Rules-based Option Strategy, the Fund may write additional calls with aggregate notional amounts of up to
25% of the value of the Fund’s holdings in common stock (to a maximum of 90% when aggregated with the call options written pursuant to the Rules-based Option Strategy) when the Investment Manager believes call premiums are attractive relative to the risk of the price of the NASDAQ 100. The Fund may also close (or buy back) a written call option if the
Investment Manager believes that a substantial amount of the premium (typically, 70% or more) to be received by the Fund has been captured before exercise, potentially reducing the call position to 0% of total equity until additional calls are written.
The Fund, subject to the above-mentioned aggregate notional amount of 90% of the underlying value of the Fund’s holdings of common stock, may also buy or write other call and put options on securities, indices, ETFs and market baskets of securities to generate additional income or return or to provide the portfolio with downside protection.
The S&P North American Technology Sector Index is a benchmark that represents U.S. securities classified under the GICS
®
information technology sector as well as the internet and direct marketing retail, interactive home entertainment, and interactive media and services sub-industries.
The Fund’s investment policy of investing at least 80% of its Managed Assets in equity securities of technology and technology-related companies and its policy with respect to the use of the Rules-based Option Strategy on a month-to-month basis may be changed by the Board without stockholder approval only with 60 days’ prior written notice to stockholders.
The Fund is a non-diversified fund. A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. This policy may not be changed without a stockholder vote.
The Fund has a fundamental policy of investing at least 25% of the value of its Managed Assets in technology and technology-related stocks. This policy may not be changed without a stockholder vote.
The Fund may also invest: up to 15% of its Managed Assets in illiquid securities (i.e., securities that at the time of purchase are not readily marketable); up to 20% of its Managed Assets in debt securities (including convertible and non-convertible debt securities), such as debt securities issued by technology and technology-related companies and obligations of the
U.S. Government, its agencies and instrumentalities, and government-sponsored enterprises, as well as below-investment grade securities (i.e., high-yield or junk bonds); and up to 25% of its Managed Assets in equity securities of companies organized outside of the United States. The Fund may hold foreign securities of issuers located or doing substantial business in emerging markets. Each of these policies may be changed by the Board without stockholder approval.
The Fund has other fundamental policies that may not be changed without a stockholder vote. Under these policies, the Fund may not:
• Purchase or sell commodities or commodity contracts, except to the extent permissible under applicable law and interpretations, as they may be amended from time to time, and except this shall not prevent the Fund from buying or selling options, futures contracts and foreign currency or from entering into forward currency contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities;
• Issue senior securities or borrow money, except as permitted by the Investment Company Act of 1940, as amended (1940
Act) or any rule thereunder, any Securities and Exchange Commission (SEC) or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC;
• Make loans, except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC;
• Underwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities
Act of 1933 (1933 Act) in disposing of a portfolio security or in connection with investments in other investment companies;
• Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts; and

Columbia Seligman Premium Technology Growth Fund, Inc.  | 2024

Fund Investment Objective, Strategies, Policies and
Principal Risks
 (continued)
(Unaudited)
• Invest 25% or more of its Managed Assets (as defined below), at market value, in the securities of issuers in any particular industry, except that the Fund will invest at least 25% of the value of its Managed Assets in technology and technology-related stocks (in which the Fund intends to concentrate) and may invest without limit in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or government-sponsored enterprises, as described in the Fund’s prospectus, which may be amended from time to time.
“Managed Assets” means the net asset value of the Fund’s outstanding common shares plus any liquidation preference of any issued and outstanding shares of Fund preferred stock ("Preferred Shares") and the principal amount of any borrowings used for leverage.
Certain of the Fund’s fundamental policies set forth above prohibit transactions “except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC.”
The following discussion summarizes the flexibility that the Fund currently gains from these exceptions. To the extent the
1940 Act or the rules and regulations thereunder may, in the future, be amended to provide greater flexibility, or to the extent the SEC may in the future grant exemptive relief providing greater flexibility, the Fund will be able to use that flexibility without seeking shareholder approval of its fundamental policies.
Issuing senior securities — A “senior security” is an obligation with respect to the earnings or assets of a company that takes precedence over the claims of that company’s common stock with respect to the same earnings or assets. The 1940
Act limits a closed-end fund’s issuance of senior securities, but Rule 18f-4 provides relief from that prohibition as to certain transactions that could be considered issuances of senior securities, provided that the Fund complies with its conditions.
The exception in the fundamental policy allows the Fund to operate in accordance with Rule 18f-4.
Borrowing money — The 1940 Act permits the Fund to borrow up to 33 1/3% of its Managed Assets, plus an additional 5% of its Managed Assets for temporary purposes. The Fund’s compliance with its policy on borrowing is not determined by applying the time of purchase standard.
Making loans — The 1940 Act generally prohibits the Fund from making loans to affiliated persons but does not otherwise restrict the Fund’s ability to make loans.
Under the 1940 Act, the Fund’s fundamental policies may not be changed without the approval of the holders of a “majority of the outstanding” common shares and, if issued, preferred shares voting together as a single class, and of the holders of a
“majority of the outstanding” preferred shares voting as a separate class. When used with respect to particular shares of the
Fund, a “majority of the outstanding” shares means the lesser of: (i) 67% or more of the shares present at a stockholder meeting, if the holders of more than 50% of the outstanding shares are present at the meeting or represented by proxy, or (ii)
more than 50% of the outstanding shares of the Fund.
Principal Risks
An investment in the Fund involves risks. The principal risks of investing in the Fund are provided below. There is no assurance that the Fund will achieve its investment objective and you may lose money. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and share price may go down. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The significance of any specific risk to an investment in the Fund will vary over time depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information below carefully, because any one or more of these risks may result in losses to the Fund. See also the Fund’s "Significant Risks" in the Notes to Financial
Statements section.
Active Manag
e
ment R
i
sk
.
The Fund is actively managed and its performance therefore will reflect, in part, the ability of the portfolio managers to make investment decisions that seek to achieve the Fund’s investment objective. Due to its active management, the Fund could underperform its benchmark index and/or other funds with similar investment objectives and/or strategies.
Columbia Seligman Premium Technology Growth Fund, Inc.  | 2024

Fund Investment Objective, Strategies, Policies and
Principal Risks
 (continued)
(Unaudited)
Counterparty Risk
. The risk ex
is
ts that a counterparty to a transaction in a financial instrument held by the Fund or by a special purpose or structured vehicle in which the Fund invests may become insolvent or otherwise fail to perform its obligations, including making payments to the Fund, due to financial difficulties. The Fund may obtain no or limited recovery in a bankruptcy or other reorganizational proceedings, and any recovery may be significantly delayed. Transactions that the Fund enters into may involve counterparties in the financial services sector and, as a result, events affecting the financial services sector may cause the Fund’s NAV to fluctuate.
Credit Risk.
Credit risk is the risk that the value of debt instruments may decline if the issuer thereof defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Various factors could affect the actual or perceived willingness or ability of the issuer to make timely interest or principal payments, including changes in the financial condition of the issuer or in general economic conditions. Credit rating agencies, such as S&P Global Ratings, Moody’s Ratings, Fitch, DBRS and KBRA, assign credit ratings to certain debt instruments to indicate their credit risk. A rating downgrade by such agencies can negatively impact the value of such instruments. Lower-rated or unrated instruments held by the Fund may present increased credit risk as compared to higher-rated instruments. Non-investment grade debt instruments may be subject to greater price fluctuations and are more likely to experience a default than investment grade debt instruments and therefore may expose the Fund to increased credit risk. If the Fund purchases unrated instruments, or if the ratings of instruments held by the Fund are lowered after purchase, the Fund will depend on analysis of credit risk more heavily than usual.
Derivatives Risk.
Derivatives may involve significant risks. Derivatives are financial instruments, traded on an exchange or in the over-the-counter (OTC) markets, with a value in relation to, or derived from, the value of an underlying asset(s) (such as a security, commodity or currency) or other reference, such as an index, rate or other economic indicator (each an underlying reference). Derivatives may include those that are privately placed or otherwise exempt from SEC registration, including certain Rule 144A eligible securities. Derivatives could result in Fund losses if the underlying reference does not perform as anticipated. Use of derivatives is a highly specialized activity that can involve investment techniques, risks, and tax planning different from those associated with more traditional investment instruments. The Fund’s derivatives strategy may not be successful and use of certain derivatives could result in substantial, potentially unlimited, losses to the Fund regardless of the Fund’s actual investment. A relatively small movement in the price, rate or other economic indicator associated with the underlying reference may result in substantial losses for the Fund. Derivatives may be more volatile than other types of investments. Derivatives can increase the Fund’s risk exposure to underlying references and their attendant risks, including the risk of an adverse credit event associated with the underlying reference (credit risk), the risk of an adverse movement in the value, price or rate of the underlying reference (market risk), the risk of an adverse movement in the value of underlying currencies (foreign currency risk) and the risk of an adverse movement in underlying interest rates (interest rate risk).
Derivatives may expose the Fund to additional risks, including the risk of loss due to a derivative position that is imperfectly correlated with the underlying reference it is intended to hedge or replicate (correlation risk), the risk that a counterparty will fail to perform as agreed (counterparty risk), the risk that a hedging strategy may fail to mitigate losses, and may offset gains
(hedging risk), the risk that the return on an investment may not keep pace with inflation (inflation risk), the risk that losses may be greater than the amount invested (leverage risk), the risk that the Fund may be unable to sell an investment at an advantageous time or price (liquidity risk), the risk that the investment may be difficult to value (pricing risk), and the risk that the price or value of the investment fluctuates significantly over short periods of time (volatility risk). The value of derivatives may be influenced by a variety of factors, including national and international political and economic developments. Potential changes to the regulation of the derivatives markets may make derivatives more costly, may limit the market for derivatives, or may otherwise adversely affect the value or performance of derivatives.
Derivatives Risk – Options Risk.
Options are deri
va
tives that give the pu
rchase
r the option to buy (call) or sell (put) an
underlying reference from or to a counterparty at a specified price (the strike price) on or before an expiration date. The Fund may purchase or write (i.e., sell) put and call options on an underlying reference it is otherwise permitted to invest in. When writing options, the Fund is exposed to the risk that it may be required to buy or sell the underlying reference at a disadvantageous price on or before the expiration date. If the Fund sells a put option, the Fund may be required to buy the underlying reference at a strike price that is above market price, resulting in a loss. If the Fund sells a call option, the Fund may be required to sell the underlying reference at a strike price that is below market price, resulting in a loss. If the Fund sells a call option that is not covered (it does not own the underlying reference), the Fund’s losses are potentially unlimited.

Columbia Seligman Premium Technology Growth Fund, Inc.  | 2024

Fund Investment Objective, Strategies, Policies and
Principal Risks
 (continued)
(Unaudited)
Options may involve economic leverage, which could result in greater volatility in price movement. Options may be traded on a securities exchange or in the over-the-counter market. At or prior to maturity of an options contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in options prices. Options can increase the Fund’s risk exposure to underlying references and their attendant risks such as credit risk, market risk, foreign currency risk and interest rate risk, while pot
e
ntially exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage ris
k, liq
uidity risk, pricing risk and volatility risk.
Foreign Securities Risk.
Investments in or exposure to securities of foreign companies may involve heightened risks relative to investments in or exposure to securities of U.S. companies. For example, foreign markets can be extremely volatile.
Foreign securities may also be less liquid, making them more difficult to trade, than securities of U.S. companies so that the
Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial costs and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose withholding or other taxes on the Fund’s income, capital gains or proceeds from the disposition of foreign securities, which could reduce the Fund’s return on such securities. In some cases, such withholding or other taxes could potentially be confiscatory. Other risks include: possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about foreign companies; the impact of economic, political, social, diplomatic or other conditions or events (including, for example, military confrontations and actions, war, other conflicts, terrorism and disease/virus outbreaks and epidemics), possible seizure, expropriation or nationalization of a company or its assets or the assets of a particular investor or category of investors; accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies; the imposition of economic and other sanctions against a particular foreign country, its nationals or industries or businesses within the country; and the generally less stringent standard of care to which local agents may be held in the local markets. In addition, it may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation.
The less developed a country’s securities market is, the greater the level of risks. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. In addition, as a result of economic sanctions, the Fund may be forced to sell or otherwise dispose of investments at inopportune times or prices, which could result in losses to the Fund and increased transaction costs. These conditions may be in place for a substantial period of time and enacted with limited advance notice to the Fund. The risks posed by sanctions against a particular foreign country, its nationals or industries or businesses within the country may be heightened to the extent the
Fund invests significantly in the affected country or region or in issuers from the affected country that depend on global markets. Additionally, investments in certain countries may subject the Fund to a number of tax rules, the application of which may be uncertain. Countries may amend or revise their existing tax laws, regulations and/or procedures in the future, possibly with retroactive effect. Changes in or uncertainties regarding the laws, regulations or procedures of a country could reduce the after-tax profits of the Fund, directly or indirectly, including by reducing the after-tax profits of companies located in such countries in which the Fund invests, or result in unexpected tax liabilities for the Fund. The performance of the Fund may also be negatively affected by fluctuations in a foreign currency’s strength or weakness relative to the U.S. dollar, particularly to the extent the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short or long periods of time for a number of reasons, including changes in interest rates, imposition of currency exchange controls and economic or political developments in the U.S. or abroad. The Fund may also incur currency conversion costs when converting foreign currencies into U.S. dollars and vice versa.
Interest Rate Risk.
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Changes in the value of a debt instrument usually will not affect the amount of income the Fund receives from it but will generally affect the value of your investment in the Fund. Changes in interest rates may also affect the liquidity of the Fund’s investments in debt instruments. In g
en
eral, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in
Columbia Seligman Premium Technology Growth Fund, Inc.  | 2024

Fund Investment Objective, Strategies, Policies and
Principal Risks
 (continued)
(Unaudited)
interest rates. For example, a th
re
e-year duration means a bond is expected to decrease in value by 3% if interest rates rise
1% and increase in value by 3% if interest rates fall 1%. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk (the risk that the Fund will have to reinvest the money received in securities that have lower yields). The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Such actions may negatively affect the value of debt instruments held by the Fund, resulting in a negative impact on the Fund’s performance and NAV.  Any interest rate increases could cause the value of the Fund’s inv
e
stments in debt instruments to decrease.
Issuer Risk.
An issuer in which the Fund invests or to which it has exposure may perform poorly or below expectations and the value of its securities may therefore decline, which may negatively affect the Fund’s performance. Underperformance of an issuer may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations and actions, war, other conflicts, terrorism, disease/virus outbreaks, epidemics or other events, conditions and factors which may impair the value of your investment in the Fund and could result in a greater premium or discount between the market price and the NAV of the Fund’s shares and wider bid/ask spreads than those experienced by other closed-end funds.
Small- and Mid-Cap Stock Risk.
Securities of small- and mid-cap companies can, in certain circumstances, have a higher potential for gains than securities of larger companies but are more likely to have more risk than larger companies. For example, small- and mid-cap companies may be more vulnerable to market downturns and adverse business or economic events than larger companies because they may have more limited financial resources and business operations. Small- and mid-cap companies are also more likely than larger companies to have more limited product lines and operating histories and to depend on smaller and generally less experienced management teams. Securities of small- and mid-cap companies may trade less frequently and in smaller volumes and may be less liquid and fluctuate more sharply in value than securities of larger companies. When the Fund takes significant positions in small- and mid-cap companies with limited trading volumes, the liquidation of those positions, particularly in a distressed market, could be prolonged and result in Fund investment losses that would affect the value of your investment in the Fund. In addition, some small- and mid-cap companies may not be widely followed by the investment community, which can lower the demand for their stocks.
Large-Cap Stock Risk.
Investments in larger, more established companies (larger companies), may involve certain risks associated with their larger size. For instance, larger companies may be less able to respond quickly to new competitive challenges, such as changes in consumer tastes or innovation from smaller competitors. Also, larger companies are sometimes less able to achieve as high growth rates as successful smaller companies, especially during extended periods of economic expansion.
Market Risk.
The Fund may incur lo
s
ses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events –  or the potential for such events –  could have a significant negative impact on global economic and market conditions and could result in a greater premium or discount between the market price and the NAV of the Fund’s shares and wider bid/ask spreads than those experienced by other closed-end funds.

Columbia Seligman Premium Technology Growth Fund, Inc.  | 2024

Fund Investment Objective, Strategies, Policies and
Principal Risks
 (continued)
(Unaudited)
Market Trading Discount Risk.
The Fund’s Common Shares can and have traded at a discount to the Fund’s NAV. The shares of closed-end management investment companies frequently trade at a discount from their NAV. This is a risk separate and distinct from the risk that the Fund’s NAV
ma
y decrease.
Non-Diversified Fund Risk.
The Fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a “diversified” fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of a more diversified fund.
Offering Risk.
The provisions of the 1940 Act generally require that the public offering price of an investment company’s common shares (less any underwriting commissions and discounts) must equal or exceed the NAV per share of an investment company’s common stock (calculated within 48 hours of pricing), plus any sales commission charged in connection with the offering. In the offering described in the Fund’s current Prospectus, the Fund may, subject to market conditions, raise additional equity capital by issuing new Common Shares from time to time in varying amounts at a net price at or above the Fund’s NAV per Common Share (calculated within 48 hours of pricing). To the extent that Fund Common
Shares do not trade at a premium, the Fund may be unable to issue additional Common Shares, and may incur costs associated with maintaining an “at the market” program without the potential benefits. The offering described in the Fund’s
Prospectus may allow the Fund to pursue additional investment opportunities without the need to sell existing portfolio investments and will increase the asset size of the Fund and thus cause the Fund’s fixed expenses to be spread over a larger asset base. However, the issuance may not necessarily result in an increase to net income for stockholders, which depends upon available investment opportunities and other factors. The Fund cannot predict whether its Common Shares will trade in the future at a premium to Fund NAV per Common Share. Shares of common stock of closed-end investment companies frequently trade at a discount from NAV, which may increase investors’ risk of loss. In no event will Common
Shares be issued at a price below the Fund’s NAV per Common Share (calculated within 48 hours of pricing) plus any sales commission charged in connection with the offering. The offering described in the Fund’s Prospectus entails potential risks to existing common stockholders. Although the issuance of additional Common Shares may facilitate a more active market in the Fund’s Common Shares by increasing the amount of Common Shares outstanding, the issuance of additional Common
Shares may also have an adverse effect on prices for the Fund’s Common Shares in the secondary market by increasing the supply of Common Shares available for sale. The issuance of additional Common Shares will dilute the voting power of already outstanding Common Shares.
Secondary Market for the Common Shares Risk.
The is
s
uance of Common Shares through the Fund’s Prospectus offering may have an adverse effect on the secondary market for the Common Shares. The increase in the amount of the Fund’s outstanding Common Shares resulting from this offering may put downward pressure on the market price for the Common
Shares of the Fund. Common Shares will not be issued pursuant to the offering at any time when Common Shares are trading at a price lower than a price equal to the Fund’s NAV per Common Share plus the per Common Share amount of commissions. The Fund also issues Common Shares of the Fund through its Dividend Investment Plan. See “Dividend
Investment Plan” in the Fund’s Prospectus. Common Shares may be issued under the plan at a discount to the market price for such Common Shares, which may put downward pressure on the market price for Common Shares of the Fund. When the
Common Shares are trading at a premium, the Fund may also issue Common Shares of the Fund that are sold through transactions effected on the NYSE. The increase in the amount of the Fund’s outstanding Common Shares resulting from that offering may also put downward pressure on the market price for the Common Shares of the Fund. The voting power of current Common Stockholders will be diluted to the extent that such stockholders do not purchase shares in any future
Common Share offerings or do not purchase sufficient shares to maintain their percentage interest. In addition, if the
Investment Manager is unable to invest the proceeds of such offering as intended, the Fund’s per share distribution may decrease (or may consist of return of capital) and the Fund may not participate in market advances to the same extent as if such proceeds were fully invested as planned.
Columbia Seligman Premium Technology Growth Fund, Inc.  | 2024

Fund Investment Objective, Strategies, Policies and
Principal Risks
 (continued)
(Unaudited)
Sector Risk
.
At times, the F
u
nd may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within one or more economic sectors, including the communication services sector and information technology sector. Companies in the same sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Fund vulnerable to unfavorable developments in that group of industries or economic sector.
Communication Services Sector and Information Technology Sector.
The Fund is vulnerable to the particular risks that may
affect companies in the communication services sector and the information technology sector. Companies in these sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many communication services sector and information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in these sectors are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Semiconductor and Semiconductor Equipment Industry Risk.
The Fund’s investment in the semiconductor and semiconductor equipment industry subjects the Fund to the risks of investments in the industry, including: intense competition, both domestically and internationally, including competition from subsidized foreign competitors with lower production costs; wide fluctuations in securities prices due to risks of rapid obsolescence of products and related technology; economic performance of the customers of semiconductor and related companies; their research costs and the risks that their products may not prove commercially successful; and thin capitalization and limited product lines, markets, financial resources or quality management and personnel. Semiconductor design and process methodologies are subject to rapid technological change requiring large expenditures, potentially requiring financing that may be difficult or impossible to obtain, for research and development in order to improve product performance and increase manufacturing yields. These companies rely on a combination of patents, trade secret laws and contractual provisions to protect their technologies. The process of seeking patent protection can be long and expensive. The industry is characterized by frequent litigation regarding patent and other intellectual property rights, which may require such companies to defend against competitors’ assertions of intellectual property infringement or misappropriation. Some companies are also engaged in other lines of business unrelated to the semiconductor business, and these companies may experience problems with these lines of business that could adversely affect their operating results. The international operations of many companies expose them to the ri sk
s associated with
instability and changes in economic and political conditions, foreign currency fluctuations, changes in foreign regulations, tariffs, and trade disputes. Business conditions in this industry can change rapidly from periods of strong demand to periods of weak demand. Any future downturn in the industry could harm the business and operating results of these companies. The stock prices of companies in the industry have been and will likely continue to be volatile relative to the overall market.
Transactions in Derivatives.
The Fund may enter into derivative transactions or otherwise have exposure to derivative transactions through underlying investments. Derivatives are financial contracts whose values are, for example, based on (or
“derived” from) traditional securities (such as a stock or bond), assets (such as a commodity like gold or a foreign currency), reference rates (s
u
ch as the Secured Overnight Financing Rate (commonly known as SOFR)) or market indices (such as the
Standard & Poor’s 500
®
Index). The use of derivatives is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives involve special risks and may result in losses or may limit the Fund’s potential gain from favorable market movements. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security or other asset directly. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility in the value of the derivative and/or the Fund’s shares, among other consequences. The use of derivatives may also increase the amount of taxes payable by stockholders holding shares in a taxable account. See the
Taxation
section in the Fund’s Statement of Additional Information for more information.
Other risks arise from the Fund’s potential inability to terminate or to sell derivative positions. A liquid secondary market may

Columbia Seligman Premium Technology Growth Fund, Inc.  | 2024

Fund Investment Objective, Strategies, Policies and
Principal Risks
 (continued)
(Unaudited)
not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or to sell such positions.
Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The use of derivatives also involves the risks of m
i
spricing or improper valuation and that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, reference rate or index. The Fund also may not be able to find a suitable derivative transaction counterparty, and thus may be unable to engage in derivative transactions when it is deemed favorable to do so, or at all. The U.S. government and the European Union (and some other jurisdictions) have enacted regulations and similar requirements that prescribe clearing, margin, reporting and registration requirements for participants in the derivatives market. These requirements are evolving and their ultimate impact on the Fund remains unclear, but such impact could include restricting and/or imposing significant costs or other burdens upon the Fund’s participation in derivatives transactions. Additionally regulations governing the use of derivatives by registered investment companies, such as the Fund require, among other things, that a fund that invests in derivative instruments beyond a specified limited amount apply a value-at-risk-based limit to its portfolio and establish a comprehensive derivatives risk management program. As of the date of this report, the Fund is required to maintain a comprehensive derivatives risk management program. For more inf ormation
on the risks of derivative investments and strategies, see the Statement of Additional Information.
Columbia Seligman Premium Technology Growth Fund, Inc.  | 2024

Fees and Expenses and Share Price
Dat
a
(Unaudited)
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell Common Shares.
You may pay other
fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Stockholder Transaction Expenses
Dividend Investment Plan and Stock Re pu rchase Program Fees	None (a )

Annual Expenses (as a percentage of net assets attributable to common shares)
Management fees (b)	1.06%
Other expenses	0.07%
Acquired fund fees and expenses	0.00%
Total Annual Expenses (c)	1.13%
(a)

There are no service or brokerage charges to participants in the di
vi
dend investment plan; however, the Fund reserves the right to amend the plan to include a service charge payable to the Fund by the participants. The Fund reserves the right to amend the plan to provide for payment of brokerage fees by the plan participants in the event the plan is changed to provide for open market purchases of Fund Common Stock on behalf of plan participants.
(b)

The Fund’s management fee is 1.06% of the Fund’s average daily Managed Assets (which means the net asset value of Fund’s outstanding common stock plus the liquidation preference of any issued and outstanding preferred stock of the Fund and the principal amount of any borrowing used for leverage). The management fee rate noted in the table reflects the rate paid by Common Stockholders as a percentage of the Fund’s net assets attributable to Common Stock.
(c)

“Total Annual Expenses" include acquired fund fees and expenses (expenses the Fund incurs indirectly through its investments in other investment companies) and may be higher than “Total gross expenses” shown in the
Financial Highlights
section of this report because “Total gross expenses” does not include acquired fund fees and expenses.
Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:
• you invest $1,000 in the Fund for the periods indicated,
• your investment has a 5% return each year, and
• the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.
Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Columbia Seligman Premium Technology Growth Fund, Inc. Common Stock	$21	$46	$72	$146
The purpose of the tables above is to assist you in understanding the various costs and expenses you will bear directly or indirectly.

Columbia Seligman Premium Technology Growth Fund, Inc.  | 2024

Fees and Expenses and Share Price Data
 (continued)
(Unaudited)
Share Price Data
The Fund’s Common Stock is traded primarily on the New York Stock Exchange (the Exchange). The following table shows the high and low closing prices of the Fund’s Common Stock on the Exchange for each calendar quarter since the beginning of
2023, as well as the net asset values and the range of the percentage (discounts)/premiums to net asset value per share that correspond to such prices.

	Market Price ($)		Corresponding NAV ($)		Corresponding (Discount)/Premium to NAV (%)
	High	Low	High	Low	High	Low
2023
1 st Quarter	28.08	22.73	26.34	22.48	6.61	1.11
2 nd Quarter	31.35	26.23	27.65	24.66	13.38	6.37
3 rd Quarter	31.04	26.75	28.99	26.05	7.07	2.69
4 th Quarter	31.91	25.18	29.26	24.88	9.06	1.21
2024
1 st Quarter	34.05	29.37	30.72	27.81	10.84	5.61
2 nd Quarter	33.68	29.56	32.87	28.91	2.46	2.25
3 rd Quarter	34.42	29.62	33.71	29.56	2.11	0.20
4 th Quarter	35.93	31.36	35.88	31.75	0.14	(1.23)
The Fund’s Common Stock has historically fluctuated between trading on the market at a discount to net asset value and at a premium to net asset value. The closing market price, net asset value and percentage (discount)/premium to net asset value per share of the Fund’s Common Stock on December 31, 2024 were $31.95, $31.84, and 0.35%, respectively.
Columbia Seligman Premium Technology Growth Fund, Inc.  | 2024

Portfolio of Investments
December 31, 2024
(Percentages represent value of investments compared to net assets)
Investments in securities

Common Stocks 107.2%
Issuer	Shares	Value ($)
Communication Services 14.7%
Cable & Satellite 1.2%
Comcast Corp., Class A	173,444	6,509,353
Interactive Home Entertainment 0.3%
Electronic Arts, Inc.	10,000	1,463,000
Interactive Media & Services 12.1%
Alphabet, Inc., Class A (a)	128,820	24,385,626
Alphabet, Inc., Class C	61,000	11,616,840
Match Group, Inc. (b)	232,400	7,601,804
Meta Platforms, Inc., Class A	26,150	15,311,086
Pinterest, Inc., Class A (b)	122,969	3,566,101
TripAdvisor, Inc. (b)	97,254	1,436,442
Total		63,917,899
Movies & Entertainment 1.1%
Walt Disney Co. (The)	50,300	5,600,905
Total Communication Services		77,491,157
Consumer Discretionary 5.6%
Broadline Retail 5.6%
Amazon.com, Inc. (a),(b)	55,100	12,088,389
eBay, Inc.	279,416	17,309,821
Total		29,398,210
Total Consumer Discretionary		29,398,210
Financials 7.4%
Transaction & Payment Processing Services 7.4%
Block, Inc., Class A (b)	53,750	4,568,213
Global Payments, Inc.	150,569	16,872,762
Shift4 Payments, Inc., Class A (b)	25,646	2,661,542
Visa, Inc., Class A	46,825	14,798,573
Total		38,901,090
Total Financials		38,901,090
Industrials 5.3%
Heavy Electrical Equipment 4.3%
Bloom Energy Corp., Class A (b)	1,029,634	22,868,171
Passenger Ground Transportation 1.0%
Lyft, Inc., Class A (b)	417,100	5,380,590
Total Industrials		28,248,761
Information Technology 74.2%
Common Stocks (continued)
Issuer	Shares	Value ($)
Application Software 8.3%
ANSYS, Inc. (b)	7,500	2,529,975
DocuSign, Inc. (b)	19,317	1,737,371
Dropbox, Inc., Class A (b)	476,935	14,327,127
Five9, Inc. (b)	44,500	1,808,480
RingCentral, Inc., Class A (b)	164,683	5,765,552
Salesforce, Inc.	30,287	10,125,853
Synopsys, Inc. (b)	14,135	6,860,563
Unity Software, Inc. (b)	34,400	772,968
Total		43,927,889
Communications Equipment 4.6%
Arista Networks, Inc. (b)	60,196	6,653,464
Cisco Systems, Inc.	150,800	8,927,360
F5, Inc. (b)	26,576	6,683,067
Juniper Networks, Inc.	54,008	2,022,599
Total		24,286,490
Electronic Equipment & Instruments 1.2%
Advanced Energy Industries, Inc.	56,347	6,515,404
Internet Services & Infrastructure 2.5%
GoDaddy, Inc., Class A (a),(b)	66,751	13,174,645
IT Consulting & Other Services 0.7%
EPAM Systems, Inc. (b)	16,592	3,879,541
Semiconductor Materials & Equipment 9.8%
Applied Materials, Inc.	85,271	13,867,623
Lam Research Corp. (a)	340,199	24,572,574
Teradyne, Inc. (a)	103,555	13,039,645
Total		51,479,842
Semiconductors 23.9%
Analog Devices, Inc.	14,994	3,185,625
Broadcom, Inc.	153,233	35,525,538
Marvell Technology, Inc.	117,992	13,032,217
NVIDIA Corp. (a)	231,030	31,025,019
NXP Semiconductors NV	43,500	9,041,475
ON Semiconductor Corp. (b)	131,100	8,265,855
Renesas Electronics Corp. (b)	603,000	7,630,981
Semtech Corp. (b)	94,902	5,869,689
Synaptics, Inc. (b)	118,998	9,081,927
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Seligman Premium Technology Growth Fund, Inc.  | 2024

Portfolio of Investments
 (continued)
December 31, 2024
Common Stocks (continued)
Issuer	Shares	Value ($)
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	17,900	3,535,071
Total		126,193,397
Systems Software 13.0%
Adeia, Inc.	322,725	4,511,696
Gen Digital, Inc.	405,298	11,097,059
Microsoft Corp. (a)	63,425	26,733,638
Oracle Corp.	85,610	14,266,050
Palo Alto Networks, Inc. (b)	36,666	6,671,745
Tenable Holdings, Inc. (b)	116,548	4,589,660
Varonis Systems, Inc. (b)	15,500	688,665
Total		68,558,513
Technology Distributors 0.1%
Ingram Micro Holding Corp. (b)	21,640	419,600
Technology Hardware, Storage & Peripherals 10.1%
Apple, Inc. (a)	105,000	26,294,100
Hewlett Packard Enterprise Co.	291,300	6,219,255
NetApp, Inc.	97,086	11,269,743
Common Stocks (continued)
Issuer	Shares	Value ($)
Western Digital Corp. (b)	155,689	9,283,735
Total		53,066,833
Total Information Technology		391,502,154
Total Common Stocks (Cost: $288,928,770)		565,541,372

Money Market Funds 3.1%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 4.573% (c),(d)	16,095,151	16,091,932
Total Money Market Funds (Cost: $16,091,061)		16,091,932
Total Investments in Securities (Cost $305,019,831)		581,633,304
Other Assets & Liabilities, Net		(54,232,192)
Net Assets		$527,401,112
At December 31, 2024, securities and/or cash totaling $81,309,053 were pledged as collateral.
Investments in derivatives

Call option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
Amazon.com, Inc.	Morgan Stanley	USD	(1,250,523)	(57)	235.00	02/21/2025	(52,090)	(30,638)
Apple, Inc.	Morgan Stanley	USD	(1,577,646)	(63)	255.00	03/21/2025	(65,076)	(55,755)
GoDaddy, Inc.	Morgan Stanley	USD	(1,144,746)	(58)	210.00	01/17/2025	(24,385)	(2,900)
Meta Platforms, Inc.	Morgan Stanley	USD	(2,927,550)	(50)	700.00	03/21/2025	(48,063)	(47,000)
NASDAQ 100 Index	Morgan Stanley	USD	(279,461,861)	(133)	22,300.00	01/17/2025	(1,329,532)	(147,630)
NVIDIA Corp.	Morgan Stanley	USD	(2,981,238)	(222)	148.00	01/31/2025	(82,688)	(54,834)
Total							(1,601,834)	(338,757)
Notes to Portfolio of Investments

(a)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(b)	Non-income producing investment.
(c)	The rate shown is the seven-day current annualized yield at December 31, 2024.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Seligman Premium Technology Growth Fund, Inc.  | 2024

Portfolio of Investments
 (continued)
December 31, 2024
Notes to Portfolio of Investments
(continued)
(d)
As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended
December 31, 2024 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 4.573%
	17,080,770	128,593,469	(129,580,970)	(1,337)	16,091,932	2,320	885,862	16,095,151
Abbreviation Legend

ADR	American Depositary Receipt
Currency Legend

USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■

 Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date.  Valuation adjustments are not applied to Level 1 investments.
■

 Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■

 Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Values of foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation. When such adjustments have been made, the foreign equity securities are classified as Level 2.
Investments falling into the Level 3 category, if any, are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the
Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Directors (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies;
events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management
Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Seligman Premium Technology Growth Fund, Inc.  | 2024

Portfolio of Investments
 (continued)
December 31, 2024
Fair value measurements
(continued)
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2024:

	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	77,491,157	—	—	77,491,157
Consumer Discretionary	29,398,210	—	—	29,398,210
Financials	38,901,090	—	—	38,901,090
Industrials	28,248,761	—	—	28,248,761
Information Technology	383,871,173	7,630,981	—	391,502,154
Total Common Stocks	557,910,391	7,630,981	—	565,541,372
Money Market Funds	16,091,932	—	—	16,091,932
Total Investments in Securities	574,002,323	7,630,981	—	581,633,304
Investments in Derivatives
Liability
Call Option Contracts Written	(338,757)	—	—	(338,757)
Total	573,663,566	7,630,981	—	581,294,547
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Seligman Premium Technology Growth Fund, Inc.  | 2024

Statement of Assets and Liabilities
December 31, 2024

Assets
Investments in securities, at value
Unaffiliated issuers (cost $288,928,770)	$ 565,541,372
Affiliated issuers (cost $16,091,061)	16,091,932
Cash	7,200
Receivable for:
Investments sold	48,063
Dividends	324,605
Foreign tax reclaims	28,338
Prepaid expenses	66,494
Total assets	582,108,004
Liabilities
Option contracts written, at value (premiums received $1,601,834)	338,757
Payable for:
Distributions to stockholders	54,110,214
Management services fees	15,370
Stockholder servicing and transfer agent fees	1,852
Stockholders’ meeting fees	1,289
Compensation of chief compliance officer	102
Compensation of board members	12,937
Other expenses	50,815
Deferred compensation of board members	175,556
Total liabilities	54,706,892
Net assets applicable to outstanding Common Stock	$527,401,112
Represented by
Paid in capital	236,413,605
Total distributable earnings (loss)	290,987,507
Total - representing net assets applicable to outstanding Common Stock	$527,401,112
Shares outstanding applicable to Common Stock	16,563,168
Net asset value per share of outstanding Common Stock	$31.84
Market price per share of Common Stock	$31.95
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Seligman Premium Technology Growth Fund, Inc.  | 2024

Statement of Operations
Year Ended December 31, 2024

Net investment income
Income:
Dividends — unaffiliated issuers	$ 3,750,650
Dividends — affiliated issuers	885,862
Interfund lending	342
Foreign taxes withheld	(44,424)
Total income	4,592,430
Expenses:
Management services fees	5,586,613
Stockholder servicing and transfer agent fees	26,539
Custodian fees	25,808
Printing and postage fees	96,295
Stockholders’ meeting fees	36,248
Accounting services fees	52,665
Legal fees	21,122
Compensation of chief compliance officer	103
Compensation of board members	28,461
Deferred compensation of board members	44,615
Other	54,150
Total expenses	5,972,619
Net investment loss	(1,380,189)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	81,236,602
Investments — affiliated issuers	2,320
Foreign currency translations	(1,219)
Option contracts purchased	(85,569)
Option contracts written	3,134,025
Net realized gain	84,286,159
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	46,914,381
Investments — affiliated issuers	(1,337)
Foreign currency translations	(103)
Option contracts written	1,127,558
Net change in unrealized appreciation (depreciation)	48,040,499
Net realized and unrealized gain	132,326,658
Net increase in net assets resulting from operations	$130,946,469
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Seligman Premium Technology Growth Fund, Inc.  | 2024

Statement of Changes in Net Assets

	Year Ended December 31, 2024	Year Ended December 31, 2023
Operations
Net investment loss	$ (1,380,189)	$ (804,397)
Net realized gain	84,286,159	43,879,420
Net change in unrealized appreciation (depreciation)	48,040,499	97,121,077
Net increase in net assets resulting from operations	130,946,469	140,196,100
Distributions to stockholders
Net investment income and net realized gains	(84,735,804)	(34,875,642)
Total distributions to stockholders	(84,735,804)	(34,875,642)
Increase in net assets from capital stock activity	2,266,843	7,567,091
Total increase in net assets	48,477,508	112,887,549
Net assets at beginning of year	478,923,604	366,036,055
Net assets at end of year	$527,401,112	$478,923,604

	Year Ended		Year Ended
	December 31, 2024		December 31, 2023
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Common Stock issued at market price in distributions	75,332	2,266,843	312,579	7,567,091
Total net increase	75,332	2,266,843	312,579	7,567,091
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Seligman Premium Technology Growth Fund, Inc.  | 2024

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Columbia Seligman Premium Technology Growth Fund, Inc.  | 2024

Financial Highlights
The Fund’s financial highlights are presented below. Per share operating performance data is designed to allow investors to trace the operating performance, on a per Common Stock share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per Common Stock share amounts, using average
Common Stock shares outstanding during the period.
Total return measures the Fund’s performance assuming that investors purchased Fund shares at market price or net asset value as of the beginning of the period, reinvested all their distributions, and then sold their shares at the closing market price or net asset value on the last day of the period. The computations do not reflect taxes or any sales commissions investors may incur on distributions or on the sale of Fund shares. Total returns and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, a Fund’s portfolio turnover rate may be higher.
The Report of Independent Registered Public Accounting Firm does not cover information for the years ended December 31,
2019 and prior.

	Year ended December 31,
	2024	2023	2022
Per share data
Net asset value, beginning of period	$29.05	$22.63	$35.42
Income from investment operations:
Net investment income (loss)	(0.08)	(0.05)	(0.08)
Net realized and unrealized gain (loss)	7.99	8.58	(9.78)
Total from investment operations	7.91	8.53	(9.86)
Less distributions to Stockholders from:
Net investment income	—	—	—
Net realized gains	(5.12)	(2.12)	(2.93)
Total distributions to Stockholders	(5.12)	(2.12)	(2.93)
(Dilution) Anti-dilution in net asset value from share purchases (via dividend reinvestment program and at-the-market offerings) (a)	(0.00) (b)	0.01	(0.00) (b)
Anti-dilution in net asset value from share buy-backs (via stock repurchase program) (a)	—	—	—
Net asset value, end of period	$31.84	$29.05	$22.63
Market price, end of period	$31.95	$31.60	$23.23
Total return
Based upon net asset value	27.61%	38.89%	(28.74%)
Based upon market price	17.72%	47.19%	(29.99%)
Ratios to average net assets
Total gross expenses (c)	1.13%	1.13%	1.13%
Net investment income (loss)	(0.26%)	(0.19%)	(0.29%)
Supplemental data
Net assets, end of period (in thousands)	$527,401	$478,924	$366,036
Portfolio turnover	40%	25%	9%

Notes to Financial Highlights
(a)	Prior to the period ended December 31, 2022, per share amounts were only presented if the net dilution/anti-dilution impact was material relative to the Fund’s average net assets for Common Stock.
(b)	Rounds to zero.
(c)
In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Seligman Premium Technology Growth Fund, Inc.  | 2024

Financial Highlights
 (continued)

Year ended December 31,
2021	2020	2019	2018	2017	2016	2015

$27.86	$23.43	$16.96	$20.83	$17.78	$17.29	$17.69

(0.06)	0.11	(0.02)	(0.01)	(0.06)	(0.05)	(0.04)
10.76	6.17	8.34	(1.36)	5.74	2.39	1.49
10.70	6.28	8.32	(1.37)	5.68	2.34	1.45

—	(0.11)	—	—	—	—	—
(3.14)	(1.74)	(1.85)	(2.50)	(2.63)	(1.85)	(1.85)
(3.14)	(1.85)	(1.85)	(2.50)	(2.63)	(1.85)	(1.85)
—	—	—	—	—	—	—
—	—	—	—	—	—	—
$35.42	$27.86	$23.43	$16.96	$20.83	$17.78	$17.29
$37.01	$27.24	$23.55	$16.81	$22.25	$18.74	$17.93

39.38%	29.17%	51.04%	(7.77%)	32.72%	15.29%	8.40%
48.96%	25.65%	53.17%	(14.42%)	34.51%	17.18%	5.05%

1.13%	1.15%	1.15%	1.15%	1.16%	1.17%	1.17%
(0.18%)	0.50%	(0.08%)	(0.05%)	(0.28%)	(0.33%)	(0.24%)

$564,220	$443,114	$372,063	$265,315	$320,472	$273,226	$265,426
27%	32%	43%	34%	47%	61%	61%
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Seligman Premium Technology Growth Fund, Inc.  | 2024

Notes to Financial Statements
December 31, 2024
Note 1.
Organization
Columbia Seligman Premium Technology Growth Fund, Inc. (the Fund) is a non-diversified fund. The Fund is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a closed-end management investment company.
The Fund was incorporated under the laws of the State of Maryland on September 3, 2009, and commenced investment operations on November 30, 2009. The Fund had no investment operations prior to November 30, 2009 other than those relating to organizational matters and the sale to Columbia Management Investment Advisers, LLC (the Investment Manager),
a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), of 5,250 shares of Common Stock at a cost of
$100,275 on October 14, 2009. As of December 31, 2009, the Fund issued 14,300,000 shares of Common Stock, including
13,100,000 shares of Common Stock in its initial public offering and 1,200,000 shares of Common Stock purchased by the
Fund’s underwriters pursuant to an over-allotment option granted to the underwriters in connection with the initial public offering. On January 13, 2010, the Fund’s underwriters purchased an additional 545,000 shares of Common Stock pursuant to the over-allotment option, resulting in a total of 14,845,000 shares of Common Stock issued by the Fund in its initial public offering, including shares purchased by the underwriters pursuant to the over-allotment option. With the closing of this additional purchase of Common Stock, the Fund’s total raise-up in its initial public offering was an aggregate of
$296.9 million. The Fund has one billion authorized shares of Common Stock. The issued and outstanding Common Stock trades on the New York Stock Exchange under the symbol “STK”.
On June 26, 2024, the Fund filed a registration statement on Form N-2 (File No. 333-280485) with the Securities and
Exchange Commission (the SEC), relating to the offer and sale of up to 8,000,000 shares of Fund Common Stock, from time to time, through ALPS Distributors, Inc., as agent for the Fund (the Distributor), in transactions that are deemed to be
“at-the-market” as defined in Rule 415 under the Securities Act of 1933, as amended. On November 15, 2024, the SEC declared this registration statement to be effective.  Offering costs of the registration were paid by the Investment Manager and therefore are not included in the fees or expenses of the Fund.  With respect to the Fund’s at-the-market offering, the
Fund compensates the Distributor with respect to sales of the Common Stock at a commission rate of up to 1.0% of the gross proceeds of the sale of Common Stock.  The Distributor may enter into sub-placement agent agreements with one or more selected dealers for the offer and sale of Common Stock under the Fund’s at-the-market offering.  In that regard, the
Distributor entered into a sub-placement agreement with UBS Securities LLC.
The Fund currently has outstanding Common Stock. Each outstanding share of Common Stock entitles the holder thereof to one vote on all matters submitted to a vote of the Common Stockholders, including the election of directors. Because the
Fund has no other classes or series of stock outstanding, Common Stock possesses exclusive voting power. All of the
Fund’s shares of Common Stock have equal dividend, liquidation, voting and other rights. The Fund’s Common Stockholders have no preference, conversion, redemption, exchange, sinking fund, or appraisal rights and have no preemptive rights to subscribe for any of the Fund’s securities.
Although the Fund has no current intention to do so, the Fund is authorized and reserves the flexibility to use leverage to increase its investments or for other management activities through the issuance of Preferred Stock and/or borrowings. The costs of issuing Preferred Stock and/or a borrowing program would be borne by Common Stockholders and consequently would result in a reduction of net asset value of Common Stock.
Note 2.
Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting
Standards Board (FASB) Accounting Standards Codification Topic 946,
Financial Services - Investment Companies
(ASC 946).
The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Columbia Seligman Premium Technology Growth Fund, Inc.  | 2024

Notes to Financial Statements
 (continued)
December 31, 2024
Segment reporting
In this reporting period, the Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) –
Improvements to Reportable Segment Disclosures (ASU 2023-07). Adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or its results of operations. The intent of the ASU
2023-07 is to enable investors to better understand an entity’s overall performance and to assess its potential future cash flows through improved segment disclosures.
The chief operating decision maker (CODM) for the Fund is Columbia Management Investment Advisers, LLC through its
Investment Oversight Committee and Global Executive Group, which are responsible for assessing performance and making decisions about resource allocation. The CODM has determined that the Fund has a single operating segment because the
CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information provided to and reviewed by the CODM is consistent with that presented within the Fund’s financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Directors. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Directors. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Columbia Seligman Premium Technology Growth Fund, Inc.  | 2024

Notes to Financial Statements
 (continued)
December 31, 2024
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains
(losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund may invest in certain derivative instruments, which are transactions whose values depend on or are derived from (in whole or in part) the value of one or more other assets, such as securities, currencies, commodities or indices. The Fund uses a rules-based call option writing strategy on the NASDAQ 100 Index
®
, an unmanaged index that includes the largest and
most active nonfinancial domestic and international companies listed on the Nasdaq Stock Market, or its exchange-traded fund equivalent (NASDAQ 100) on a month-to-month basis.
The Fund may also seek to provide downside protection by purchasing puts on the NASDAQ 100 when premiums on these options are considered by the Investment Manager to be low and, therefore, attractive relative to the downside protection provided.
The Fund may also buy or write other call and put options on securities, indices, ETFs and market baskets of securities to generate additional income or return or to provide the portfolio with downside protection. In this regard, options may include writing “in-” or “out-of-the-money” put options or buying or selling options in connection with closing out positions prior to expiration of any options. However, the Fund does not intend to write “naked” call options on individual stocks (i.e., selling a call option on an individual security not owned by the Fund) other than in connection with implementing the options strategies with respect to the NASDAQ 100. The put and call options purchased, sold or written by the Fund may be exchange-listed or over-the-counter.
The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in the underlying rate, asset or reference instrument and individual markets. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements. A derivative instrument may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. With exchange-traded purchased options, there is less counterparty credit risk to the Fund than in the case of an over-the-counter derivative, since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default.
The clearinghouse stands between the buyer and the seller of the contract; therefore, the primary counterparty credit risk is the risk of failure of the clearinghouse. However, credit risk still exists in exchange traded option contracts with respect to any collateral that is held in a broker’s customer accounts. While clearing brokers are required to segregate customer collateral from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of collateral held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk in respect of over-the-counter derivatives, the Fund may enter into an International Swaps and Derivatives Association, Inc.
Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master
Agreement is a bilateral agreement between a Fund and a counterparty that governs over-the-counter derivatives and foreign

Columbia Seligman Premium Technology Growth Fund, Inc.  | 2024

Notes to Financial Statements
 (continued)
December 31, 2024
exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. Collateral (margin) requirements differ by type of derivative. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. Margin requirements are established by the exchange for exchange traded options and by the CCP for futures and options on futures. Brokers can ask for margin in excess of the minimum in certain circumstances. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker or receive interest income on cash collateral pledged to the broker. The
Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Investments in derivative instruments may expose the Fund to certain additional risks, including those detailed below.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and has written option contracts to decrease the Fund’s exposure to equity risk, to increase return on investments, to protect gains and to facilitate buying and selling of securities for investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and
Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts.
Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Columbia Seligman Premium Technology Growth Fund, Inc.  | 2024

Notes to Financial Statements
 (continued)
December 31, 2024
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of
Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2024:

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Option contracts written, at value	338,757
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2024:

Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Option contracts purchased ($)	Option contracts written ($)	Total ($)
Equity risk	(85,569)	3,134,025	3,048,456

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Option contracts written ($)
Equity risk	1,127,558
The following table is a summary of the average daily outstanding volume by derivative instrument for the year ended December 31, 2024:

Derivative instrument	Average value ($)
Option contracts purchased	8,989
Option contracts written	(1,154,928)
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2024:

Morgan Stanley ($)
Liabilities
Call option contracts written	338,757
Total financial and derivative net assets	(338,757)
Total collateral received (pledged) (a)	(338,757)
Net amount (b)	-

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.

Columbia Seligman Premium Technology Growth Fund, Inc.  | 2024

Notes to Financial Statements
 (continued)
December 31, 2024
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a
wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to stockholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Determination of net asset value
The net asset value per share of the Fund is computed by dividing the value of the net assets of the Fund by the total number of outstanding shares of the Fund, rounded to the nearest cent, at the close of regular trading (ordinarily 4:00 p.m. Eastern
Time) every day the New York Stock Exchange is open.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable.
The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Dividends to stockholders
In November 2010, the Fund paid its first dividend under the Fund’s managed distribution policy adopted by the Fund’s Board of Directors. Prior to the managed distribution policy, the Fund paid distributions pursuant to a level rate distribution policy.
Under its former distribution policy and consistent with the 1940 Act, the Fund could not distribute long-term capital gains, as defined in the Internal Revenue Code of 1986, more often than once in any one taxable year. In October 2010, the Fund received exemptive relief from the Securities and Exchange Commission that permits the Fund to distribute long-term capital gains more often than once in any one taxable year. After consideration by the Fund’s Board of Directors, the Fund adopted the managed distribution policy which allows the Fund to make periodic distributions of long-term capital gains. Under its
Columbia Seligman Premium Technology Growth Fund, Inc.  | 2024

Notes to Financial Statements
 (continued)
December 31, 2024
managed distribution policy, the Fund intends to make quarterly distributions to Common Stockholders at a rate that reflects the past and projected performance of the Fund. The Fund expects to receive all or some of its current income and gains from the following sources: (i) dividends received by the Fund that are paid on the equity and equity-related securities in its portfolio; and (ii) capital gains (short-term and long-term) from option premiums and the sale of portfolio securities. It is possible that the Fund’s distributions will at times exceed the earnings and profits of the Fund and therefore all or a portion of such distributions may constitute a return of capital as described below. A return of capital is a return of a portion of an investor’s original investment. A return of capital is not taxable, but it reduces a Stockholder’s tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the Stockholder of his or her shares.
Distributions may vary, and the Fund’s distribution rate will depend on a number of factors, including the net earnings on the
Fund’s portfolio investments and the rate at which such net earnings change as a result of changes in the timing of, and rates at which, the Fund receives income from the sources described above. The net investment income of the Fund consists of all income (other than net short-term and long-term capital gains) less all expenses of the Fund.
The Board of Directors may change the Fund’s distribution policy and the amount or timing of the distributions, based on a number of factors, including, but not limited to, as the Fund’s portfolio and market conditions change, the amount of the
Fund’s undistributed net investment income and net short- and long-term capital gains and historical and projected net investment income and net short- and long-term capital gains. Over time, the Fund will distribute all of its net investment income and net short-term capital gains. In addition, at least annually, the Fund intends to distribute any net capital gain
(which is the excess of net long-term capital gain over net short-term capital loss) or, alternatively, to retain all or a portion of the year’s net capital gain and pay federal income tax on the retained gain.
Dividends and other distributions to stockholders are recorded on ex-dividend dates.
The Fund has an investment objective to seek growth of capital and current income. In the latter regard, in 2024, the Fund’s managed distribution policy provided stockholders with current income through quarterly distributions of $0.4625 per share, comprised of $1.85 in long-term capital gains.  In order to avoid federal excise tax in 2024, the Fund also paid a special fourth quarter capital gain distribution, beyond its typical quarterly managed distribution policy, in the amount of $3.2669 per share, comprised of $0.3122 in short-term capital gains and $2.9547 in long-term capital gains. No portion of the Fund’s
2024 distributions, including such special distribution, consisted of a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. The Fund was fully invested throughout 2024, implementing its technology and options investing strategies so as to position the Fund to achieve its capital appreciation investment objective, as evidenced by the Fund’s NAV return of 27.61% in 2024, which underperformed the Fund’s benchmark, the S&P North American Technology Sector Index’s return of 36.08% for the same period.
Guarantees and indemnifications
Under the Fund’s organizational documents and, in some cases, by contract, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements and regulatory updates
Accounting Standards Update 2023-09 Income Taxes (Topic 740)
In December 2023, the FASB issued Accounting Standards Update No. 2023-09 Income Taxes (Topic 740) Improvements to
Income Tax Disclosures. The amendments were issued to enhance the transparency and decision usefulness of income tax disclosures primarily related to rate reconciliation and income taxes paid information. The amendments are effective for annual periods beginning after December 15, 2024, with early adoption permitted. Management expects that the adoption of the amendments will not have a material impact on its financial statements.

Columbia Seligman Premium Technology Growth Fund, Inc.  | 2024

Notes to Financial Statements
 (continued)
December 31, 2024
Note 3.
Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment
Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement,
the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. Effective November 15, 2024, the management services fee is payable as a percentage of the Fund’s daily
Managed Assets that declines from 1.06% to 0.85% as the Fund’s Managed Assets increase. Prior to November 15, 2024, the management services fee was equal to 1.06% of the Fund’s daily Managed Assets.  The effective management services fee rate for the year ended December 31, 2024, was 1.06% of the Fund’s average daily Managed Assets. "Managed Assets"
means the net asset value of the Fund’s outstanding Common Stock plus the liquidation preference of any issued and outstanding preferred stock of the Fund and the principal amount of any borrowings used for leverage. To date, the Fund has not issued preferred stock.
Compensation of Board members
Members of the Board of Directors who are not officers or employees of the Investment Manager or Ameriprise Financial are
compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation
Plan (the Deferred Plan), these members of the Board of Directors may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Directors’ fees deferred during the current period as well as any gains or losses on the Directors’ deferred compensation balances as a result of market fluctuations, is included in "Deferred compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Directors has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment
Manager and its affiliates, based on relative net assets.
Note 4.
Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2024, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, derivative investments, tax straddles, trustees’ deferred compensation, distributions, foreign currency transactions and net operating loss reclassification.  To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:

Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
1,343,269	(1,343,269)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
Columbia Seligman Premium Technology Growth Fund, Inc.  | 2024

Notes to Financial Statements
 (continued)
December 31, 2024
The tax character of distributions paid during the years indicated was as follows:

Year Ended December 31, 2024			Year Ended December 31, 2023
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
5,171,021	79,564,783	84,735,804	917,779	33,957,863	34,875,642
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2024, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
3,539,323	12,322,498	—	275,301,242
At December 31, 2024, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:

Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
305,993,305	280,131,640	(4,830,398)	275,301,242
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations
(including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5.
Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $203,312,011 and $232,412,718, respectively, for the year ended December 31, 2024. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6.
Capital stock transactions
The Fund, in connection with its Dividend Investment Plan (the Plan), issues shares of its own Common Stock, as needed, to satisfy the Plan requirements. A total of 75,332 shares were issued to the Plan participants during the year ended
December 31, 2024, for proceeds of $2,266,843, a weighted average discount of (0.49)% from the net asset value of those shares.
Pursuant to the Plan, unless a Common Stockholder elects otherwise, all cash dividends, capital gains distributions, and other distributions are automatically reinvested in additional Common Stock. If you hold your shares in street name or other nominee (i.e., through a broker), you should contact them to determine their policy, as the broker firm’s policy with respect to
Fund distributions may be to default to a cash payment. Common Stockholders who elect not to participate in the Plan
(including those whose intermediaries do not permit participation in the Plan by their customers) will receive all dividends and distributions payable in cash directly to the Common Stockholder of record (or, if the shares of Common Stock are held in street or other nominee name, then to such nominee). Common Stockholders may elect not to participate in the Plan and to receive all distributions of dividends and capital gains or other distributions in cash by sending written instructions to Equiniti
Trust Company, LLC (Equiniti), 6201 15th Avenue, Brooklyn, NY 11219. Participation in the Plan may be terminated or resumed at any time without penalty by written notice if received by Equiniti, prior to the record date for the next distribution.
Otherwise, such termination or resumption will be effective with respect to any subsequently declared distribution. The

Columbia Seligman Premium Technology Growth Fund, Inc.  | 2024

Notes to Financial Statements
 (continued)
December 31, 2024
income tax consequences of participation in the Plan are the same whether you participate in the Plan and reinvest your Fund distributions or you elect not to participate in the Plan and receive all your Fund distributions in cash (i.e., capital gains and income are realized, although cash is not received by the shareholder).
Under the Plan, Common Stockholders receive shares of Common Stock in lieu of cash distributions unless they have elected otherwise as described above. Common Stock will be issued in lieu of cash by the Fund from previously authorized but unissued Common Stock. If the market price of a share on the ex-dividend date of such a distribution is at or above the
Fund’s net asset value per share on such date, the number of shares to be issued by the Fund to each Common Stockholder receiving shares in lieu of cash distributions will be determined by dividing the amount of the cash distribution to which such
Common Stockholder would be entitled by the greater of the net asset value per share on such date or 95% of the market price of a share on such date. If the market price of a share on such an ex-dividend date is below the net asset value per share, the number of shares to be issued to such Common Stockholders will be determined by dividing such amount by the per share market price. The issuance of Common Stock at less than net asset value per share will dilute the net asset value of all Common Stock outstanding at that time. Market price on any day means the closing price for the Common Stock at the close of regular trading on the New York Stock Exchange on such day or, if such day is not a day on which the Common
Stock trades, the closing price for the Common Stock at the close of regular trading on the immediately preceding day on which trading occurs.
The Fund reserves the right to amend or terminate the Plan as applied to any distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such distribution. There are no service or brokerage charges to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable to the Fund by the participants. The Fund reserves the right to amend the Plan to provide for payment of brokerage fees by the Plan participants in the event the Plan is changed to provide for open market purchases of Common
Stock on behalf of the Plan participants. All correspondence concerning the Plan should be directed to Equiniti.
The Fund has entered into the Distribution Agreement with ALPS Distributors, Inc., pursuant to which the Fund may offer and sell up to 8,000,000 shares of Fund Common Stock, from time to time, through the Distributor, in transactions that are deemed to be "at-the-market" as defined in Rule 415 under the 1933 Act.  There is no guarantee that there will be any sales of Common Stock pursuant to the Prospectus relating to this offering.  There is no guarantee that the Fund will sell all of the
Common Stock available for sale or that there will be any sales of Common Stock under this offering.  The minimum price at which Common Stock may be sold will not be less than an amount at least equal to the then current NAV per share of
Common Stock plus the per share of Common Stock amount of the commission to be paid to the Distributor (Minimum
Price).  The Fund along with the Distributor and the sub placement agent will not authorize sales of Common Stock if the price per share of the Common Stock is less than the Minimum Price.  The Fund may elect not to authorize sales of Common
Stock on a particular day even if the price per share of the Common Stock is equal to or greater than the Minimum Price or may only authorize a fixed number of shares of Common Stock to be sold on any particular day.  The Fund has full discretion regarding whether sales of shares of Common Stock will be authorized on a particular day and, if so, in what amounts. For the year ended December 31, 2024, there were no shares issued under the at-the-market offering.
The Fund’s Board re-approved the Fund’s stock repurchase program for 2024, which is identical to the Fund’s 2023 stock repurchase program. The Fund, under its stock repurchase program, currently intends to make open market purchases of its
Common Stock from time to time when the Fund’s Common Stock is trading at a discount to its net asset value, in an amount approximately sufficient to offset the growth in the number of shares of Common Stock issued as a result of the reinvestment of the portion of its distributions to Common Stockholders that are attributable to distributions received by the
Fund from its underlying portfolio investments less fund expenses. For the year ended December 31, 2024, no shares were purchased in the open market.
Note 7.
Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the
Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as
Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. The
Securities and Exchange Commission has adopted amendments to money market fund rules requiring institutional prime
Columbia Seligman Premium Technology Growth Fund, Inc.  | 2024

Notes to Financial Statements
 (continued)
December 31, 2024
money market funds like the Affiliated MMF to be subject to a discretionary liquidity fee of up to 2% if the imposition of such a fee is determined to be in the best interest of the Affiliated MMF and to a mandatory liquidity fee if daily net redemptions exceed 5% of net assets.
Note 8.
Interfund Lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund entered into a master interfund lending agreement (the Interfund Program) with certain other funds advised by the Investment Manager or its affiliates (each a Participating Fund). The Interfund Program allows each Participating Fund to lend money directly to and, other than closed-end funds (including the Fund) and money market funds, borrow money directly from other Participating
Funds for temporary purposes through the Interfund Program (each an Interfund Loan).
A Participating Fund may make unsecured borrowings under the Interfund Program if its outstanding borrowings from all sources, including those outside of the Interfund Program, immediately after such unsecured borrowing under the Interfund
Program are equal to or less than 10% of its total assets, provided that if the borrowing Participating Fund has a secured loan outstanding from any other lender, including but not limited to another Participating Fund, the borrowing Participating Fund’s borrowing under the Interfund Program will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. A Participating Fund may not borrow through the Interfund Program or from any other source if its total outstanding borrowings immediately after a borrowing would be more than 33 1/3% of its total assets or any lower threshold provided for by a Participating Fund’s fundamental or non-fundamental policy restriction.
No Participating Fund may lend to another Participating Fund through the Interfund Program if the loan would cause the lending Participating Fund’s aggregate outstanding loans under the Interfund Program to exceed 15% of its current net assets at the time of the loan. A Participating Fund’s Interfund Loans to any one Participating Fund may not exceed 5% of the lending
Participating Fund’s net assets at the time of the loan. The duration of Interfund Loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days. Interfund Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this limitation. Each Interfund Loan may be called on one business day’s notice by a lending Participating Fund and may be repaid on any day by a borrowing Participating Fund.
Loans under the Interfund Program are subject to the risk that the borrowing Participating Fund could be unable to repay the loan when due, and a delay in repayment to the lending Participating Fund could result in a lost opportunity by the lending
Participating Fund to invest those loaned assets and additional lending costs. Because the Investment Manager provides investment management services to both borrowing and lending Participating Funds, the Investment Manager may have a potential conflict of interest in determining that an Interfund Loan is comparable in credit quality to other high-quality money market instruments. The Participating Fund has adopted policies and procedures that are designed to manage potential conflicts of interest, but the administration of the Interfund Program may be subject to such conflicts.
As noted above, the Fund may only participate in the Interfund Program as a Lending Fund. The Fund’s activity in the Interfund
Program during the year ended December 31, 2024 was as follows:

Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	440,000	5.58	5
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at December 31, 2024.
Note 9.
Investments in illiquid investments
The Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of Managed Assets in illiquid investments that are assets. For these purposes, an “illiquid investment” means any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

Columbia Seligman Premium Technology Growth Fund, Inc.  | 2024

Notes to Financial Statements
 (continued)
December 31, 2024
Note 10.
Significant risks
Information technology sector risk
The Fund invests a substantial portion of its assets in technology and technology-related companies. The market prices of technology and technology-related stocks tend to exhibit a greater degree of market risk and price volatility than other types of investments. These stocks may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. These stocks also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services. In addition, a rising interest rate environment tends to negatively affect technology and technology-related companies. In such an environment, those companies with high market valuations may appear less attractive to investors, which may cause sharp decreases in the companies’ market prices. Further, those technology or technology-related companies seeking to finance their expansion would have increased borrowing costs, which may negatively impact their earnings. As a result, these factors may negatively affect the performance of the Fund. Finally, the Fund may be susceptible to factors affecting the technology and technology-related industries, and the Fund’s net asset value may fluctuate more than a fund that invests in a wider range of industries.
Technology and technology-related companies are often smaller and less experienced companies and may be subject to greater risks than larger companies, such as limited product lines, markets and financial and managerial resources. These risks may be heightened for technology companies in foreign markets. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the
Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund.
This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the
Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of a more diversified fund.
Note 11.
Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 12.
Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise
Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly
Columbia Seligman Premium Technology Growth Fund, Inc.  | 2024

Notes to Financial Statements
 (continued)
December 31, 2024
(10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at
www.sec.gov
.
Although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise
Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.

Columbia Seligman Premium Technology Growth Fund, Inc.  | 2024

Report of Independent Registered Public
Accounting Firm
To the Board of Directors and Stockholders of Columbia Seligman Premium Technology Growth Fund, Inc.
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia
Seligman Premium Technology Growth Fund, Inc. (the "Fund") as of December 31, 2024, the related statement of operations for the year ended December 31, 2024, the statement of changes in net assets for each of the two years in the period ended
December 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended
December 31, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2024 and the financial highlights for each of the five years in the period ended December 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company
Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange
Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 24, 2025
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Seligman Premium Technology Growth Fund, Inc.  | 2024

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2024.

Qualified dividend income	Dividends received deduction	Section 199A dividends	Capital gain dividend
40.23%	37.07%	1.44%	$78,982,225
Qualified dividend income. For taxable, non-corporate stockholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Section 199A dividends. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents Section 199A dividends potentially eligible for a 20% deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Directors and Officers
(Unaudited)
The Board oversees the Fund’s operations and elects officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Directors as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Certain Directors may have served as a Trustee to other Funds in the Columbia Funds
Complex prior to the date set forth in the Position Held with the Fund and Length of Service column. Under the Fund’s charter and Amended and Restated Bylaws, Directors may serve a term ending at the third annual meeting of stockholders following their election, whereupon, if nominated for re-election, they may be re-elected to serve another term (the Fund’s Board has three classes, with one class expiring each year at the Fund’s regular stockholder’s meeting), or, under current Board policy, for Directors not affiliated with the Investment Manager, generally through the end of the calendar year in which they reach the mandatory retirement age established by the Board.

Columbia Seligman Premium Technology Growth Fund, Inc.  | 2024

Directors and Officers
 (continued)
(Unaudited)
Independent directors

Name, Address, Year of Birth	Position Held With the Fund and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex* Overseen	Other Directorships Held by Director During the Past Five Years and other Relevant Board Experience
George S. Batejan c/o Columbia Management Investment Advisers LLC 290 Congress Street Boston, MA 02210 1954	Director since January 2018	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	163
Former Chairman of the Board,
NICSA (National Investment
Company Services Association)
(Executive Committee,
Nominating Committee and
Governance Committee),
2014-2016; former Director,
Intech Investment
Management, 2011-2016;
former Board Member, Metro
Denver Chamber of Commerce,
2015-2016; former Advisory
Board Member, University of
Colorado Business School,
2015-2018; former Board
Member, Chase Bank
International, 1993-1994

Columbia Seligman Premium Technology Growth Fund, Inc.  | 2024

Directors and Officers
 (continued)
(Unaudited)
Independent directors
(continued)
Name, Address, Year of Birth	Position Held With the Fund and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex* Overseen	Other Directorships Held by Director During the Past Five Years and other Relevant Board Experience
Kathleen Blatz c/o Columbia Management Investment Advisers LLC 290 Congress Street Boston, MA 02210 1954	Director since October 2009
Attorney, specializing in arbitration and mediation,
since 2006; Trustee of Gerald Rauenhorst 1982
Trusts, 2020-2024; Interim President and Chief
Executive Officer, Blue Cross Blue Shield of Minnesota
(health care insurance), February-July 2018,
April-October 2021; Chief Justice, Minnesota Supreme
Court, 1998-2006; Associate Justice, Minnesota
Supreme Court, 1996-1998; Fourth Judicial District
Court Judge, Hennepin County, 1994-1996; Attorney
in private practice and public service, 1984-1993;
State Representative, Minnesota House of
Representatives, 1979-1993, which included service
on the Tax and Financial Institutions and Insurance
Committees; Member and Interim Chair, Minnesota
Sports Facilities Authority, January -July 2017
			163
Former Trustee, Blue Cross and
Blue Shield of Minnesota,
2009-2021 (Chair of the
Business Development
Committee, 2014-2017; Chair
of the Governance Committee,
2017-2019); former Member
and Chair of the Board,
Minnesota Sports Facilities
Authority, January 2017-July
2017; former Director, Robina
Foundation, 2009-2020
(Chair, 2014-2020); Director,
Richard M. Schulze Family
Foundation, since 2021

Pamela G. Carlton c/o Columbia Management Investment Advisers LLC 290 Congress Street Boston, MA 02210 1954	Director since October 2009; Chair of the Board since January 2023	President, Springboard-Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	163
Trustee, New York Presbyterian
Hospital Board, since 1996;
Director, DR Bank (Audit
Committee, since 2017 and
Audit Committee Chair, since
November 2023); Director,
Evercore Inc. (Audit
Committee, Nominating and
Governance Committee)
(financial services), since
2019; Director, Apollo
Commercial Real Estate
Finance, Inc. (Chair,
Nominating and Governance
Committee), since 2021; the
Governing Council of the
Independent Directors Council
(IDC), since 2021; Director,
Apollo Asset-Backed
Finance LC Board, since 2024;
Member, Independent
Directors Institute (IDC) since
2021 and Member, Investment
Company Institute (ICI) Board
of Governance since 2024

Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Director since January 2023	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	163	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022

Columbia Seligman Premium Technology Growth Fund, Inc.  | 2024

Directors and Officers
 (continued)
(Unaudited)
Independent directors
(continued)
Name, Address, Year of Birth	Position Held With the Fund and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex* Overseen	Other Directorships Held by Director During the Past Five Years and other Relevant Board Experience
Patricia M. Flynn c/o Columbia Management Investment Advisers LLC 290 Congress Street Boston, MA 02210 1950	Director since October 2009	Professor Emeritus of Economics and Management, Bentley University, since 2023; Professor of Economics and Management, Bentley University, 1976-2023; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	163
Former Trustee, MA Taxpayers
Foundation, 1997-2022;
former Director, The MA
Business Roundtable,
2003-2019; former
Chairperson, Innovation Index
Advisory Committee, MA
Technology Collaborative,
1997-2020

Brian J. Gallagher c/o Columbia Management Investment Advisers LLC 290 Congress Street Boston, MA 02210 1954	Director since January 2020	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	163	Trustee, Catholic Schools Foundation, 2004-2024
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Director since January 2022	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002-May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	163
Director, SpartanNash
Company (food distributor),
since November 2013 (Chair
of the Board since May 2021);
Director, Aircastle Limited
(aircraft leasing), since August
2006 (Chair of Audit
Committee); former Director,
Nash Finch Company (food
distributor), 2005-2013;
former Director, SeaCube
Container Leasing Ltd.
(container leasing),
2010-2013; and former
Director, Travelport Worldwide
Limited (travel information
technology), 2014-2019

David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Director since January 2024	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	163
Director, CSX Corporation
(transportation suppliers);
Director, PayPal Holdings Inc.
(payment and data processing
services); former Director,
eBay Inc. (online trading
community), 2007-2015; and
former Director, CIT Bank, CIT
Group Inc. (commercial and
consumer finance),
2010-2016; former Senior
Adviser to The Carlyle Group
(financial services), March
2008-September 2008; former
Governance Consultant to
Bridgewater Associates
(investment company), January
2013-December 2015

Columbia Seligman Premium Technology Growth Fund, Inc.  | 2024

Directors and Officers
 (continued)
(Unaudited)
Independent directors
(continued)
Name, Address, Year of Birth	Position Held With the Fund and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex* Overseen	Other Directorships Held by Director During the Past Five Years and other Relevant Board Experience
Catherine James Paglia c/o Columbia Management Investment Advisers LLC 290 Congress Street Boston, MA 02210 1952	Director since October 2009	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	163
Director, Valmont Industries,
Inc. (irrigation systems
manufacturer), since 2012;
Trustee, Carleton College (on
the Investment Committee),
since 1987; Trustee, Carnegie
Endowment for International
Peace (on the Investment
Committee), since 2009

Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Director since June 2020	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	163	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, June 2022-June 2023
Interested director affiliated with Investment Manager**

Name, Address, Year of Birth	Position Held With the Fund and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex* Overseen	Other Directorships Held by Director During the Past Five Years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Director since November 2021 and President since June 2021	President and Principal Executive Officer of the Columbia Funds, since June 2021; Vice President, Columbia Management Investment Advisers, LLC, since April 2015; formerly, Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, April 2015 – December 2023; President and Principal Executive Officer, Columbia Acorn/Wanger Funds, since July 2021; President, Ameriprise Trust Company, since July 2024	163
Chairman, Ameriprise
Trust Company, since July
2024 (Director since October
2016); Director, Columbia
Management Investment
Distributors, Inc., since
November 2018; former
Member of Board of Governors,
Columbia Wanger Asset
Management, LLC, January
2022 - September 2024

*
The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds
Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds
Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher, Hacker and Moffett and Mses. Blatz, Carlton, Carrig,
Flynn, Paglia and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.

**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

Columbia Seligman Premium Technology Growth Fund, Inc.  | 2024

Directors and Officers
 (continued)
(Unaudited)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established.
The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is the President and Principal Executive Officer, the Fund’s other officers are:
Fund officers

Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009); Senior Vice President (2019); and Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2024)
Senior Vice President and North America Head of Operations & Investor Services and Member of Board of
Governors, Columbia Management Investment Advisers, LLC, since June 2023 and January 2024, respectively (previously Senior Vice President and Head of Global Operations & Investor Services, March
2022 - June 2023, Vice President, Head of North America Operations, and Co-Head of Global Operations,
June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds, since 2002. Director, Ameriprise Trust Company, since
June 2023; Director, Columbia Management Investment Services Corp., since September 2024; Member of Board of Governors, Columbia Wanger Asset Management, LLC, since October 2024.

Charles H. Chiesa 290 Congress Street Boston, MA 02210 1978	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2024) and Principal Financial Officer (2024)
Vice President, Head of Accounting and Tax of Global Operations & Investor Services, Columbia
Management Investment Advisers, LLC, since May 2024; Senior Manager, KPMG, October 2022 – May
2024; Director - Business Analyst, Columbia Management Investment Advisers, LLC, December 2013 -
October 2022.

Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Assistant Treasurer (2021)	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)
Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001 - January 1,
2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September
2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July
2004 and February 2012, respectively; President, Chief Executive Officer and Chairman of the Board,
Columbia Management Investment Distributors, Inc., since January 2024, February 2012 and November
2008, respectively; Chairman of the Board and Director, TAM UK International Holdings Limited, since July
2021; President and Chairman of the Board, Columbia Wanger Asset Management, LLC, since October
2024; formerly Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl,
March 2013 – December 2022 and December 2008 – December 2022, respectively; senior executive of various entities affiliated with Columbia Threadneedle Investments.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)
Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22,
2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September
2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly,
President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.

Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)
Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief
Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance
Officer, Ameriprise Certificate Company, September 2010 – September 2020.

Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds,
since September 2020; officer of Columbia Funds and affiliated funds, since 2005.

Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal
Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021
(previously Vice President and Assistant Secretary, May 2010 – September 2021).

Columbia Seligman Premium Technology Growth Fund, Inc.  | 2024

Directors and Officers
 (continued)
(Unaudited)
Fund officers
(continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Veronica A. Seaman 290 Congress Street Boston, MA 02210 1962	Vice President (2025)	Vice President, Global Operations and Investor Services, since 2010; Director (since 2018), and President (since 2024), Columbia Management Investment Services Corp.

Columbia Seligman Premium Technology Growth Fund, Inc.  | 2024

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Columbia Seligman Premium Technology Growth Fund, Inc.
290 Congress Street
Boston, MA 02210

You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. You can obtain the Fund’s most recent periodic reports and other regulatory filings by contacting your financial advisor or Equiniti Trust Company, LLC at 866.666.1532 or
6201 15th Avenue, Brooklyn, NY 11219. These reports and other filings can also be found on the Securities and Exchange Commission’s
EDGAR Database. You should read these reports and other filings carefully before investing.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2025 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN221_12_R01_(02/25)

Item 2. Code of Ethics

The registrant has adopted a code of ethics (the “Code”) that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. During the period covered by this report, there were not any amendments to a provision of the Code that relates to any element of the code of ethics definition enumerated in paragraph (b) of Item 2 of Form N-CSR. During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the Code that relates to one or more of the items set forth in paragraph (b) of Item 2 of Form N-CSR. A copy of the Code is attached hereto.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Directors has determined that Brian J. Gallagher, Sandra L. Yeager, Douglas A. Hacker and David Moffett, each of whom are members of the registrant’s Board of Directors and Audit Committee, each qualify as an audit committee financial expert. Mr.

Gallagher, Ms. Yeager, Mr. Hacker and Mr. Moffett are each independent directors, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services

The Registrant has engaged its principal accountant to perform audit services, audit -related services, tax services and other services during the past two fiscal years. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for the series of the relevant registrant whose reports to shareholders are included in this annual filing.

			Amount billed to the registrant’s
	Amount billed to the registrant ($)		investment advisor ($)
	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023
Audit fees (a)	52,005	50,490	0	0
Audit-related fees (b)	0	0	0	0
Tax fees (c)	13,795	12,850	0	0
All other fees (d)	0	0	0	0
Non-audit fees (g)	0	0	581,000	577,000

(a)Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b)Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.

(c)Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice, tax planning and foreign tax filings, if applicable.

(d)All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above and typically include SOC-1 reviews.

(e)(1) Audit Committee Pre-Approval Policies and Procedures The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub -contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) nonaudit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre -approval authority to any pre- designated member or members who are independent board members. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee's responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific preapproval. This schedule will provide a description of each type of service that is subject to specific pre -approval, along with total projected fees for each service. The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of preapproved services from time to time, based on subsequent determinations. This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre -approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

(e)(2) None, or 0%, of the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund or affiliated entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

(f)Not applicable.

(g)The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant and rendered to the registrant’s investment adviser (not including any sub -adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

(i)Not applicable.

(j)Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A). Brian J. Gallagher, Patricia M. Flynn, Sandra L. Yeager, Douglas A. Hacker and David Moffett are each independent directors and collectively constitute the entire Audit Committee.

(b)Not applicable.

Item 6. Investments

(a)The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies

Not Applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies

Not Applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Proxy Voting Policies and Procedures

General. The Funds have delegated to the Investment Manager the responsibility to vote proxies relating to portfolio securities held by the Funds, including Funds managed by subadvisers. In deciding to delegate this responsibility to the Investment Manager, the Board reviewed the policies adopted by the Investment Manager. These included the procedures that the Investment Manager follows when a vote presents a conflict between the interests of the Funds and their shareholders and the Investment Manager and its affiliates.

The Investment Manager’s policy is to vote all proxies for Fund securities in a manner considered by the Investment Manager to be in the best economic interests of its clients, including the Funds, without regard to any benefit or detriment to the Investme nt Manager, its employees or its affiliates. The best economic interests of clients is defined for this purpose as the interest of enhancing or protecting the value of client accounts, considered as a group rather than individually, as the Investment Manager determines in its discretion. The Investment Manager endeavors to vote all proxies of which it becomes aware prior to the vote deadline; provided, however, that in certain circumstances the Investment Manager may refrain from voting securities. For instance, the Investment Manager may refrain from voting foreign securities if it determines that the costs of voting outweigh the expected benefits of voting and typically will not vote securities if voting would impose trading restrictions.

The Board may, in its discretion, vote proxies for the Funds. For instance, the Board may determine to vote on matters that may present a material conflict of interest to the Investment Manager. In addition, the Board may instruct the Investment Manager to vote in accordance with guidelines approved by the Board.

Oversight. The operation of the Investment Manager’s proxy voting policy and procedures is overseen by a group of representatives from the Investment Manager and its advisory affiliates. Oversight of the Investment Manager’s proxy voting is also provided by a comm ittee within the Investment Manager comprised of portfolio managers and research analysts. The Board reviews on an annual basis, or more frequently as determined appropriate, the Investment Manager’s administration of the proxy voting process.

Corporate Governance and Proxy Voting Guidelines (the Guidelines). The Investment Manager has adopted the Guidelines, which set out voting stances on key issues and the broad principles shaping its approach, as well as the types of related voting action the Investment Manager may take. The Guidelines also provide indicative examples of key guidelines used in any given region, which illustrate the standards against which voting decisions are considered. The Investment Manager has developed voting stances that align with the Guidelines and will generally vote in accordance with such voting stances. The Investment Manager may determine to vote differently from the voting stances on particular proposals in the event it determines that doing so is in the clients’ best economic interests. The Investment Manager may consider the voting recommendations of analysts, portfolio managers, subadvisers and information obtainedfrom outside resources, including one or more third party research providers. When proposals are not covered by the voting stances or a voting determination must be made on a case -by-case basis, a portfolio manager or analyst will make the voting determination based on his or her determination of the clients’ best economic interests.

Addressing Conflicts of Interest. The Investment Manager seeks to address potential material conflicts of interest by voting in accordance with predetermined voting stances. In addition, if the Investment Manager determines that a material conflict of interest exists, the Investment Manager will invoke one or more of the following conflict management practices: (i) causing the proxies to be voted in accordance with the recommendations of an independent third party (which may be the Investment Manager’s proxy voting administrator or research provider); (ii) causing the proxies to be delegated to an independent third party (which may be the Investment Manager’s proxy voting administrator or research provider); and (iii) in infrequent cases, forwarding the proxies to an Independent Director authorized to vote the proxies for the Funds. A member of the governing body responsible for overseeing proxy voting is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a dir ect relationship with the issuer or other party affected by a given proposal. Persons making recommendations are required to disclose any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

Voting Proxies of Affiliated Underlying Funds. Certain Funds may invest in shares of other Columbia Funds (referred to in this context as “underlying funds”) and may own substantial portions of these underlying funds. If such Funds are in a master-feeder structure, the feeder fund will either seek instructions from its shareholders with regard to the voting of proxies with respect to the master fund’s shares and vote such proxies in accordance with such instructions or vote the shares held by it in the same proportion as the vote of all other master fund shareholders. With respect to Funds that hold shares of underlying funds other than in a master -feeder structure, the holding Funds will typically vote proxies of the underlying funds in the same proportion as the vote of all other holders of the underlying fund’s shares, unless the Board otherwise instructs.

Proxy Voting Agents. The Investment Manager has retained Institutional Shareholder Services Inc., a third-party vendor, as its proxy voting administrator to implement its proxy voting process and to provide recordkeeping and vote disclosure services. Typically, Institutional Shareholder Services Inc. populates ballots for issuers deemed to present potential material conflicts of interest in accordance with predetermined voting stances, as described above under Addressing Conflicts of Interest. The Investment Manager has retained both Institutional Shareholder Services Inc. and Glass Lewis & Company, LLC to provide proxy research services.

Additional Information. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 will be available by August 31 of this year free of charge: (i) through the Columbia Funds’ website at columbiathreadneedleus.com and/or (ii) on the SEC’s website at www.sec.gov.

A copy of the current Guidelines is filed.

Item 13. Portfolio Managers of Closed-End Management Investment Companies

Portfolio Managers
			Managed the
Portfolio Manager	Title	Role with the Corporation Corporation Since

Paul Wick	Portfolio Manager	Lead Portfolio Manager	2009
Braj Agrawal	Portfolio Manager	Co-Portfolio Manager	2010
Jeetil Patel	Portfolio Manager	Technology Team Member	2015
Christopher Boova	Portfolio Manager	Co-Portfolio Manager	2016
Vimal Patel	Portfolio Manager	Technology Team Member	2018
Shekhar Pramanick	Portfolio Manager	Technology Team Member	2018

Mr. Wick joined one of the Columbia Management legacy firms or acquired business lines in 1987. Mr. Wick is Team Leader and Portfolio Manager for the Columbia Seligman Technology strategies. Mr. Wick began his investment career in 1987 and earned a B.A. from Duke and an M.B.A. from Duke’s Fuqua School of Business.

Mr. Agrawal joined one of the Columbia Management legacy firms or acquired business lines in 2010. Mr. Agrawal began his investment career in 2001 and earned a B.A. in Economics from the University of Illinois at Urbana-Champaign and an M.B.A. from University of Minn esota’s Carlson School.

Mr. Jeetil Patel joined the Investment Manager in 2012. Mr. Patel began his investment career in 1998 and earned a B.A. from University of California, Los Angeles.

Mr. Boova joined one of the Columbia Management legacy firms or acquired business lines in 2000. Mr. Boova began his investment career in 1995 and earned two B.S. degrees from Worcester Polytechnic Institute, an M.A. from Georgetown University and an M.B.A. from th e Wharton School at the University of Pennsylvania.

Dr. Pramanick joined the Investment Manager in 2012. Dr. Pramanick began his investment career in 1993 and earned a B.S. from the National Institute of Technology, an M.S. from the University of Oregon and a Ph.D. from North Carolina State University.

Mr. Vimal Patel joined the Investment Manager in 2014. Mr. Patel began his investment career in 2001 and earned a B.S. from North Carolina State University, an M.S. from the University of Colorado, Boulder, and an M.B.A. from the Anderson School of Management at the Univ ersity of California, Los Angeles.

Other Accounts Managed by the Portfolio Managers:

Other Accounts Managed

			Approximat	Performance	Ownershi
	Portfolio	Number and	e Total Net
Fund				Based	p of Fund
	Manager		Assets
		type of		Accounts**	Shares

		account*	(excluding

the fund)

For fiscal period ending December 31, 2024, unless otherwise noted

Columbia	Paul Wick	3 RICs	$16.89	2 PIVs -	None
Seligman		3 PIVs	billion	$1.47B
Premium
			$2.65	2 Other
Technology		107 Other
			billion	Accounts -
Growth		accounts
$1.42B
$2.25

billion

	Braj Agrawal	11 Other	$1.89	None	None
		accounts	million

	Jeetil Patel	1 RIC	$14.14	None	None
		108 Other	billion

		accounts	$44.43
million

	Christopher	2 RICs	$2.75	None	None
	Boova	6 Other	billion

		accounts	$8.78
million

		Other Accounts Managed

			Approximat	Performance	Ownershi
	Portfolio	Number and	e Total Net
Fund				Based	p of Fund
	Manager		Assets
		type of		Accounts**	Shares

		account*	(excluding

			the fund)

	Vimal Patel	3 RICs	$16.89	None	None
		1 PIV	billion

		106 Other	$1.18
			billion
		accounts

			$771.84
			million

	Shekhar	3 RICs	$16.89	None	None
	Pramanick	104 Other	billion

		accounts	$55.92
			million

*RIC refers to a Registered Investment Company

**Number and type of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.

Potential Conflicts of Interest:

Columbia Management: Like other investment professionals with multiple clients, a Fund’s portfolio manager(s) may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The Investment Manager and the Funds have adopted compliance policies and procedures that attempt to address certain of the potential conflicts that portfolio managers face in this regard. Certain of these conflicts of interest are summarized below.

The management of funds or other accounts with different advisory fee rates and/or fee structures, including accounts, such as the Investment Manager’s hedge funds, that pay advisory fees based on account performance (performance fee accounts), may raise p otential conflicts of interest for a portfolio manager by creating an incentive to favor accounts that pay higher fees, including performance fee accounts, such that the portfolio manager may have an incentive to allocate attractive investments disproportionately to performance fee accounts.

Similar conflicts of interest also may arise when a portfolio manager has personal investments in other accounts that may create an incentive to favor those accounts. When the Investment Manager determines it necessary or appropriate in order to ensure compliance with restrictions on joint transactions under the 1940 Act, a Fund may not be able to invest in privately -placed securities in which other accounts advised by the Investment Manager using a similar style, including performance fee accounts, are able to invest, even when the Investment Manager believes such securities would otherwise represent attractive investment opportunities. As a general matter and subject to the Investment Manager’s Code of Ethics and certain limited exceptions, including for investments in the Investment Manager’s hedge funds, the Investment Manager’s investment professionals do not have the opportunity to invest in client accounts, other than the Funds.

Aportfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those Funds and/or accounts. The effects of this potential conflict may be more pronounced where Funds and/or acco unts managed by a particular portfolio manager have different investment strategies.

Aportfolio manager may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the Funds. A portfolio manager’s decision as to the selection of broker/dealers could produce disproportionate costs and benefits among the Funds and the other accounts the portfolio manager manages.

A potential conflict of interest may arise when a portfolio manager buys or sells the same securities for a Fund and other accounts. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the Investment Manager’s trading desk may, to the extent consistent with applicable laws and regulations, aggregate the securities to be sold or bought in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if a portfolio manager favors one account over another in allocating the securities bought or sold. The Investment Manager and its Participating Affiliates may coordinate their trading operations for certain types of securities and transactions pursuant to personnel-sharing agreements or similar intercompany arrangements. However, typically the Investment Manager does not coordinate trading activities with a Participating Affiliate with respect to accounts of that Participating Affiliate unless such Participating Affiliate is also providing trading services for accounts managed by the Investment Manager. Similarly, a Participating Affiliate typically does not coordinate trading activities with the Investment Manager with respect to accounts of the Investment Manager unless the Investment Manager is also providing trading services for accounts managed by such Participating Affiliate. As a result, it is possible that the Investment Manager and its Participating Affiliates may trade in the same instruments at the same time, in the same or opposite direction or in different sequence, which could negatively impact the prices paid by the Fund on such instruments. Additionally, in circumstances where trading services are being provided on a coordinated basis for the Investment Manager’s accounts (including the Funds) and the accounts of one or more Participating Affiliates in accordance with applicable law, it is possible that the allocation opportunities available to the Funds may be decreased, especially for less actively traded securities, or orders may take longer to execute, which may negatively impact Fund performance.

“Cross trades,” in which a portfolio manager sells a particular security held by a Fund to another account (potentially saving transaction costs for both accounts), could involve a potential conflict of interest if, for example, a portfolio manager is permitted to sell a security from one account to another account at a higher price than an independent third party would pay. The Investment

Manager and the Funds have adopted compliance procedures that provide that any transactions between a Fund and another account managed by the Investment Manager are to be made at a current market price, consistent with applicable laws and regulations.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts managed by its portfolio manager(s). Depending on another account’s objectives and other factors, a portfolio manager may give advice to and make decisions for a Fund that may differ from advice given, or the timing or nature of decisions made, with respect to another account. A portfolio manager’s investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a portfolio manager may buy or sell a particular security for certain accounts, and not for a Fund, even though it could have been bought or sold for the Fund at the same time. A portfolio manager also may buy a particular security for one or more accounts when one or more other accounts are selling the security (including short sales). There may be circumstances when a portfolio manager’s purchases or sales of portfolio securities for one or more accou nts may have an adverse effect on other accounts, including the Funds.

To the extent a Fund invests in underlying funds, a portfolio manager will be subject to additional potential conflicts of interest. Because of the structure of funds -of-funds, the potential conflicts of interest for the portfolio managers may be differen t than the potential conflicts of interest for portfolio managers who manage other Funds. The Investment Manager and its affiliates may receive higher compensation as a result of allocations to underlying funds with higher fees.

AFund’s portfolio manager(s) also may have other potential conflicts of interest in managing the

Fund, and the description above is not a complete description of every conflict that could exist in managing the Fund and other accounts. Many of the potential conflicts of interest to which the

Investment Manager’s portfolio managers are subject are essentially the same or similar to the potential conflicts of interest related to the investment management activities of the Investment Manager and its affiliates.

In addition, a portfolio manager’s responsibilities may include working as a securities analyst. This dual role may give rise to conflicts with respect to making investment decisions for accounts that he/she manages versus communicating his/her analyses to other portfolio managers concerning securities that he/she follows as an analyst.

Structure of Compensation:

Portfolio manager compensation is typically comprised of (i) a base salary and (ii) an annual cash bonus. The annual cash bonus, and in most instances the base salary, are paid from a team compensation pool that is based on fees and performance of the acco unts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds.

The percentage of management fees on mutual funds that fund the bonus pool is based on the short term (typically one-year) and long-term (typically three-year and five-year) performance of those accounts in relation to the relevant peer group universe.

The pool is also funded by a percentage of the management fees on long-only institutional separate accounts, that percentage being based on the source of the account in question, and by a fixed percentage of management fees on hedge funds and separately ma naged accounts that follow a hedge fund mandate.

The percentage of performance fees on hedge funds and separately managed accounts that follow a hedge fund mandate that fund the bonus pool is based on the absolute level of each hedge fund’s current year investment return.

For all employees the benefit programs generally are the same and are competitive within the financial services industry. Employees participate in a wide variety of plans, including options in Medical, Dental, Vision, Health Care and Dependent Spending Accounts, Life Insurance, Long Term Disability Insurance, 401(k), and a cash balance pension plan.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

(1)For the year ended December 31, 2024, under the terms of its stock repurchase program, the registrant did not repurchase any of its shares of common stock.

(2a) The registrant's current stock repurchase program, which is reviewed at least annually by the registrant’s Board of Directors, was first approved by the registrant’s Board of Directors in 2009.

(2b) Provided that the criteria for share repurchases are met under the registrant’s stock repurchase program, there is no limit to the number of shares the registrant can repurchase.

(2c) The registrant’s stock repurchase program has no expiration date.

(2d) Not Applicable

(2e) Not Applicable

Item 15. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors implemented since the registrant last provided disclosure as to such procedures in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K or Item 15 of Form N-CSR.

Item 16. Controls and Procedures

(a)The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N -CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)There was no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation

Not applicable.

Item 19. Exhibits

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(b)Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

(c)Corporate Governance and Proxy Voting Guidelines.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Seligman Premium Technology Growth Fund, Inc

By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, President and Principal Executive Officer

Date	February 24, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, President and Principal Executive Officer

Date	February 24, 2025

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer,
Principal Financial Officer and Senior Vice President

Date	February 24, 2025

By (Signature and Title)	/s/ Charles H. Chiesa
Charles H. Chiesa, Treasurer, Chief Accounting
Officer and Principal Financial Officer

Date	February 24, 2025